UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

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AMPLIFY ENERGY CORP.

(Name of Registrant as Specified In Its Charter)

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AMPLIFY ENERGY CORP.

500 Dallas Street, Suite 1700

Houston, Texas 77002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2021

Notice is hereby given that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Amplify Energy Corp. will be held virtually, conducted via live audio webcast on May 19, 2021, at 9:00 a.m. Houston time. You will be able to attend the Annual Meeting online and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/AMPY2021. You will also be able to vote your shares electronically at the Annual Meeting. We believe that, given COVID-19, a virtual stockholder meeting provides greater access to those who may want to attend the Annual Meeting.

The Annual Meeting is being held to consider and act on the following proposals:

1. To elect seven members to our board of directors to hold office until our 2022 annual meeting of stockholders or until their respective successors are duly elected and qualified;

2. To ratify the appointment, by the Audit Committee of our board of directors, of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3. To approve, by a non-binding vote, the compensation of our named executive officers;

4. To approve the Amplify Energy Corp. Equity Incentive Plan; and

5. To transact such other business as may be properly presented at the Annual Meeting or any adjournment or postponement thereof.

These matters are more fully described in the accompanying proxy materials. Only stockholders of record at the close of business on March 24, 2021, the record date, are entitled to receive notice of and to vote at the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy solicitation materials primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. On or about April 7, 2021, we will mail to each stockholder of record a Notice of Internet Availability of Proxy Materials with instructions on how to access the proxy materials, vote, or request paper copies.

By Order of the Board of Directors,

Eric M. Willis Senior Vice President, General Counsel & Land

Houston, Texas

April 7, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2021

This Notice of Annual Meeting of Stockholders and the accompanying proxy statement, along with our 2020 Annual Report on Form 10-K, are available free of charge at http://www.proxyvote.com.

YOUR VOTE IS IMPORTANT

Your vote is important. We urge you to review the accompanying proxy statement carefully and to submit your proxy as soon as possible so that your shares will be represented at the meeting.

AMPLIFY ENERGY CORP.

500 Dallas Street, Suite 1700

Houston, Texas 77002

PROXY STATEMENT

2021 ANNUAL MEETING OF STOCKHOLDERS

We have furnished this proxy statement (this “Proxy Statement”) to you because the Board of Directors (the “Board”) of Amplify Energy Corp., a Delaware corporation (referred to herein as the “Company,” “Amplify,” “we,” “us” or “our”), is soliciting your proxy to vote at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 19, 2021, at 9:00 a.m. Houston time. This year’s Annual Meeting will be a virtual meeting of stockholders, conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/AMPY2021. You will also be able to vote your shares electronically at the Annual Meeting. By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting or any adjournment or postponement of the Annual Meeting. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper proxy.

We provide access to our proxy materials to our stockholders on the Internet. Accordingly, on or about April 7, 2021, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to stockholders. Stockholders will have the ability to access the proxy materials, including this Proxy Statement and voting instructions, on the website referred to in the Notice of Availability or request a printed set of the proxy materials to be sent to them by following the instructions in the Notice of Availability.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

How do I attend the Annual Meeting?

To attend, participate in, and vote at the Annual Meeting, you will need the control number included on your proxy card or voting instruction card (if your shares are held through a stockbroker or another nominee). Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the Annual Meeting prior to the start time and allow ample time to log in to the meeting webcast and test your computer audio system.

Stockholders may submit questions live during the Annual Meeting. To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. In accordance with the rules of conduct, we ask that you limit your remarks to one brief question or comment that is relevant to the Annual Meeting or our business and that remarks are respectful of your fellow stockholders and meeting participants. Questions will be addressed in the Q&A portion of the Annual Meeting.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log in page.

Why am I receiving these materials?

We have furnished this Proxy Statement to you because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting.

Am I entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on March 24, 2021, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 37,969,324 shares of common stock outstanding and entitled to vote at the Annual Meeting, with each such share of common stock entitling the holder of record on such date to one vote. There is no cumulative voting.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a broker, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting.

Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a full set of proxy materials?

As permitted under the rules of the SEC, we are making our proxy materials available to our stockholders electronically via the Internet, rather than mailing paper copies of these materials to each stockholder. On or about April 7, 2021, the Company is sending the Notice of Availability to its stockholders of record as of the Record Date. You will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Availability includes (i) instructions on how to access the Company’s proxy materials and vote via the Internet, (ii) the date, time and location of the Annual Meeting, (iii) a description of the matters intended to be acted upon at the Annual Meeting, (iv) a list of the materials being made available electronically, (v) instructions on how a stockholder can request paper copies of the Company’s proxy materials, (vi) any control/identification numbers that a stockholder needs to access the proxy materials, and (vii) information about attending the Annual Meeting and voting online during the Annual Meeting.

Can I vote my shares by filling out and returning the Notice of Availability?

No. The Notice of Availability only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Availability and returning it. The Notice of Availability provides instructions on how to cast your vote. For additional information, please see “— What are the different methods that I can use to vote my shares of common stock?” below.

What am I being asked to vote on?

You are being asked to vote on four proposals:

•

Proposal 1 — the election of seven members of our Board to hold office until our 2022 annual Meeting of Stockholders (the “2022 Annual Meeting”) or until their respective successors are duly elected and qualified;

•

Proposal 2 — the ratification of the appointment, by the Audit Committee of the Board (the “Audit Committee”), of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

•	Proposal 3 — the approval, by a non-binding vote, of the compensation of our named executive officers (“NEOs”); and

•	Proposal 4 — the approval of the Amplify Energy Corp. Equity Incentive Plan.

In addition, you are entitled to vote on any other matters that may properly come before the Annual Meeting.

How does the Board recommend that I vote my shares?

A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the Board’s recommendations. The Board’s recommendations can be found with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

•	Proposal 1 — FOR the election of each of the seven director nominees;

•	Proposal 2 — FOR the ratification of the appointment, by the Audit Committee, of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

•	Proposal 3 — FOR approving, by a non-binding vote, the compensation of our NEOs; and

•	Proposal 4 — FOR approving the Amplify Energy Corp. Equity Incentive Plan.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. The Board knows of no matters, other than those previously stated herein, to be presented for consideration at the Annual Meeting.

What are the different methods that I can use to vote my shares of common stock?

If you are a registered stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

•

Via the Internet. You may submit a proxy electronically via the Internet, using the website listed on the Notice of Availability. Please have the Notice of Availability in hand when you log onto the website. Internet voting facilities will close and no longer be available on the date and time specified on the Notice of Availability.

•

By Telephone. You may submit a proxy by telephone using the toll-free number listed on the Notice of Availability. Please have the Notice of Availability in hand when you call. Telephone voting facilities will close and no longer be available on the date and time specified on the Notice of Availability.

•

By Mail. You may request a hard copy of the proxy card by following the instructions on the Notice of Availability. You may submit a proxy by mail by completing, signing, dating and returning your proxy card in the provided pre-addressed envelope. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. The completed and signed proxy card must be received by the date specified on the Notice of Availability.

•

During the Annual Meeting. You may vote online during the Annual Meeting at www.virtualshareholdermeeting.com/AMPY2021; however, attending the meeting without completing a ballot will not count as a vote. To vote online during the Annual Meeting you will need the control number included on your proxy card.

Regardless of whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote online. In such case, your previously submitted proxy will be disregarded.

If your shares are held in “street name,” you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will also be offered to stockholders owning shares through most banks and brokers.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet service providers and telephone companies.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy in writing at any time before it is exercised at the Annual Meeting.

If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date.

•	You may send a written notice that you are revoking your proxy to our Corporate Secretary at 500 Dallas Street, Suite 1700, Houston, Texas 77002.

•	You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, dealer or other agent, you should follow the instructions provided by them.

How are votes counted and how many votes are required to approve each proposal?

With respect to Proposal 1, directors will be elected by the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. You may vote “FOR” a nominee to the Board, “AGAINST” a nominee to the Board or you may “ABSTAIN” from voting with respect to one or more nominees to the Board. Abstentions are considered shares of common stock present and entitled to vote and will have the same effect as votes “against” a nominee to the Board.

Each of Proposals 2, 3 and 4 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. You may vote (with respect to Proposal 3, on an advisory basis) “FOR,” “AGAINST” or “ABSTAIN” for each of Proposals 2, 3 and 4. Abstentions are considered shares of common stock present and entitled to vote and will have the same effect as votes “against” Proposals 2, 3 and 4.

Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. Abstentions will have the same effect as votes against Proposals 1, 2, 3 and 4. Broker non-votes will have no effect on the outcome of each of the proposals.

Will my shares be voted if I do not provide my proxy and do not attend the Annual Meeting?

If you are a stockholder of record and you do not vote online at the Annual Meeting or vote by proxy, then your shares will not be voted.

If you hold your shares in “street name,” your broker should ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For certain “routine” matters, even if you do not give your broker instructions on how to vote your shares, the broker may vote your shares in its discretion. This is a broker discretionary vote. The ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal 2) is considered routine under applicable rules. For matters not considered “routine,” if you do not give your broker instructions on how to vote your shares, the broker will return the proxy card without voting on that proposal. This is a broker non-vote. The proposals to elect directors (Proposal 1), to approve, on an advisory basis, the Company’s executive compensation (Proposal 3) and to approve the Amplify Energy Corp. Equity Incentive Plan (Proposal 4) are not considered routine. As a result, no broker should vote your shares on these proposals without your specific instructions.

Who counts the votes?

We have engaged Broadridge Financial Solutions, Inc. (“Broadridge”), as our independent agent, to receive and tabulate votes at the Annual Meeting. Broadridge will separately tabulate “For,” “Against” or “Abstain” votes, abstentions and broker non-votes, as applicable. Broadridge has also been retained to be our election inspector to certify the results, determine the existence of a quorum and the validity of proxies, and perform any other acts required under the Delaware General Corporation Law (the “DGCL”).

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock outstanding and entitled to vote at the Annual Meeting are present or represented by proxy at the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present or represented by proxy, may adjourn the Annual Meeting to another time or place.

Who is paying for this proxy solicitation?

We will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Availability, Notice of Annual Meeting of Stockholders and this Proxy Statement and the related materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies in person or by telephone, e-mail, facsimile or other means, without additional compensation. We may also reimburse brokers, banks, dealers and other agents for the cost of forwarding proxy materials to beneficial owners.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Corporate Secretary at 500 Dallas Street, Suite 1700, Houston, Texas 77002 and received by January 19, 2022; provided that, if the date of the 2022 Annual Meeting is more than 30 days before or more than 60 days after May 19, 2022, the deadline is not earlier than the 120th day prior to the date of the 2022 Annual Meeting and not later than the close of business on the 90th day prior to the 2022 Annual Meeting or, if the first public announcement of the date of the 2022 Annual Meeting is less than 100 days prior to the date of the 2022 Annual Meeting, the deadline is not later than the 10th day following the day on which public announcement of the date of the 2022 Annual Meeting is first made. You are also advised to review our second amended and restated bylaws (“Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations.

DIRECTORS AND DIRECTOR NOMINEES

Directors

The Board currently is composed of seven members: Patrice Douglas, Christopher W. Hamm (Chairman), Randal T. Klein, Evan S. Lederman, David H. Proman, Todd R. Snyder and Martyn Willsher.

The Board has nominated each of Ms. Douglas and Messrs. Hamm, Klein, Lederman, Proman, Snyder and Willsher for re-election by the stockholders at the Annual Meeting.

Director Nominees

After the Annual Meeting, assuming the stockholders elect the nominees of the Board as set forth in “Proposal 1 — Election of Directors” above, the members of the Board will be:

Name	Age (as of March 1, 2021)	Position with the Company
Patrice Douglas	58	Director
Christopher W. Hamm	53	Director (Chairman)
Randal T. Klein	55	Director
Evan S. Lederman	41	Director
David H. Proman	38	Director
Todd R. Snyder	58	Director
Martyn Willsher	42	President & CEO and Director

The Board currently consists of seven members. The Company’s directors serve for a one-year term. Directors may be removed from office either for or without cause upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company entitled to vote generally for the election of directors.

Set forth below is biographical information for the nominees. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.

Patrice Douglas has served as a member of the board of directors of the Company since February 10, 2021. Ms. Douglas is an attorney, who represents financial institutions, energy companies, municipalities, and utilities on legal, regulatory and compliance matters. Previously, Ms. Douglas served as Senior Vice President and then President of SpiritBank from 2004 to 2007 and Executive Vice President of First Fidelity Bank from 2007 to 2011. Ms. Douglas was first elected as mayor of Edmond, Oklahoma in 2009 and served for two terms. As a member of the U.S. Conference of Mayors, she served on the committee for tourism. Ms. Douglas was appointed by Oklahoma’s Governor to the Oklahoma Corporation Commission where she served from 2011 to 2015, having been re-elected unopposed in 2012. She was elected to be chairman of the Commission in 2012. Ms. Douglas’ prior experiences also include service as a member of the board of directors and chair of the nominating and governance and audit committees for Midstates Petroleum Company, Inc. from September 2016 to August 2019, a member of the board of directors and audit committee for Bank SNB from August 2016 to May 2018 and a member of the board of directors for Southwest BanCorp. from 2016 to 2019. Ms. Douglas received a B.S. in Computer Information Systems from Oklahoma Christian University and J.D. from the University of Oklahoma.

The Board believes Ms. Douglas’ considerable financial experience, as well as her extensive prior experience as a director and/or audit committee member of other exploration and production companies and financial institutions, brings valuable strategic and analytical skills to the Board.

Christopher W. Hamm was appointed the Company’s Chairman of the board of directors on January 19, 2021. He previously served as the Company’s Lead Director since April 2020, until his appointment as Chairman, and has served as a member of the board of directors of the Company since August 6, 2019. Mr. Hamm also heads the decommissioning committee of the board of directors, which is responsible for analyzing and developing the strategy for the Company’s decommissioning obligations. Mr. Hamm previously served as a member of the board of directors of Amplify Energy Corp. from its inception in May 2017 until the closing of the merger with Midstates Petroleum Company, Inc. in August 2019. Mr. Hamm is a 30-year veteran of the investment management industry and CEO of Axys Capital, a private investment fund manager he founded in 2009. Axys Capital specializes in private energy and real estate debt and equity investments as well as public debt and equity special situations. In 1998, Mr. Hamm founded Memorial Investment Advisors, a registered investment advisor, and Memorial Funds, an institutional multi-fund registered investment company, where he served as Chairman of the Board of Trustees, and developed Millennium Funds, an alternative investment private fund complex. Prior to founding his own firms, Mr. Hamm served as Executive Director — Institutional Services at CIBC Oppenheimer, Senior Vice President — Capital Markets at PaineWebber, and Vice President — Taxable Fixed Income at Howard Weil Labouisse & Friederichs.

The Board believes Mr. Hamm’s extensive investment experience and intimate familiarity with the Company brings significant value to the Board.

Randal T. Klein has served as a member of the Board since November 2018. Mr. Klein joined affiliates of Avenue Capital Management II, L.P. (“Avenue”) in 2004 and is currently a Senior Portfolio Manager at Avenue responsible for assisting with the direction of the investment activities of Avenue’s global funds. With respect to the Avenue U.S. Strategy, Mr. Klein provides the investment professionals of the Avenue U.S. Strategy with additional expertise, oversight and investment direction on restructurings and transactions. Prior to joining Avenue, Mr. Klein was a Senior Vice President at Lehman Brothers, where his responsibilities included restructuring advisory work, financial sponsors coverage, mergers and acquisitions and corporate finance. Prior to Lehman, Mr. Klein worked in sales, marketing and engineering as an aerospace engineer for The Boeing Company. Mr. Klein currently serves, or has served, on the boards of Gravity Oilfield Services, Selcom Group, Italiaonline S.p.A., MagnaChip Semiconductor Corp., Chassix Automotive, NextWave Holdco and American Media. Mr. Klein is a National Association of Corporate Directors (NACD) Board Leadership Fellow. Mr. Klein holds a B.S. in Aerospace Engineering, conferred with Highest Distinction from the University of Virginia, and an M.B.A. in Finance, conferred as a Palmer Scholar, from the Wharton School of the University of Pennsylvania.

The Board believes that Mr. Klein’s extensive financial expertise and experience in representing public and private companies in complex financial situations brings important experience and skill to the Board.

Evan S. Lederman has served as a member of the board of directors of the Company since November 2018. From February 2011 to December 31, 2020, Mr. Lederman was a Partner and member of the Risk Committee at Fir Tree Partners, where he co-managed the firm’s distressed credit, restructuring, legal assets, activist and private equity-oriented strategies, including Fir Tree’s energy investments. Prior to joining Fir Tree in 2011, Mr. Lederman worked in the Business Finance and Restructuring groups at Weil, Gotshal & Manges LLP and Cravath, Swaine & Moore LLP. Mr. Lederman is currently a member of the board of directors of Riviera Resources (Chairman of the Board), and was previously a member of the board of directors of Ultra Petroleum (Chairman of the Board), Roan Resources, New Emerald Energy LLC and Deer Finance, LLC. Mr. Lederman received a J.D. degree with honors from New York University School of Law and a B.A., magna cum laude, from New York University.

The Board believes that Mr. Lederman’s extensive investment and restructuring experience in the energy industry, as well as his considerable experience as a member of the boards of exploration and production companies, brings valuable strategic and analytical skills to the Board.

David H. Proman has served as a member of the board of directors of the Company since November 2018, and as Chairman of the board of directors from November 2018 to January 2021. From February 2010 to March 2021, Mr. Proman was a Managing Director and Partner of Fir Tree, as well as Co-Head of Restructuring. Mr. Proman focused on managing the firm’s distressed credit, restructuring and litigation-oriented investment strategies, including energy and structured credit activist initiatives. Mr. Proman has 17 years of investment experience in structured and corporate debt investing. Prior to joining Fir Tree, Mr. Proman was an Analyst and Portfolio Manager at Kore Advisors, a fixed income investment manager, where he helped manage corporate and structured mortgage credit investments. Mr. Proman served as a member of the boards of directors of Midstates Petroleum, New Emerald Energy LLC and Deer Finance, LLC. Mr. Proman also served on the Technical Committee of FHipo, a residential mortgage REIT in Mexico and was Chairman of AC Capital Partners, S. de. R.L de C.V. and Grupo Amaral Administrador de Catera S.A.P.I de C.V. Mr. Proman received a B.A in Economics from the University of Virginia.

The Board believes Mr. Proman’s extensive investment and restructuring experience in the energy industry brings valuable strategic and analytical skills to the Board.

Todd R. Snyder has served as a member of the board of directors of the Company since October 2016. Mr. Snyder is a managing director and global head of the Piper Sandler restructuring group, TRS Advisors. Prior to joining Piper Sandler, Mr. Snyder was Chief Executive Officer at TRS Advisors. Before that he was executive vice chairman of Rothschild & Co. and co-head of the North American restructuring advisory business. Previously, he was a managing director in the restructuring and reorganization group at Peter J. Solomon Company. Prior to joining Peter J. Solomon Company, Mr. Snyder was a managing director at KPMG Peat Marwick in the corporate recovery group where he was also national director of the corporate recovery practice for government enterprises (regulated and privatizing industries). Prior to his move to investment banking he practiced law in the business reorganization department of Weil, Gotshal & Manges LLP. Snyder was a commissioner of the New York State Gaming Commission and a member of New York State’s financial restructuring board for local governments. He previously served as a director of GenCorp Inc., AMC Financial, Inc. and EcoStim Energy Solutions. Snyder currently serves as a trustee for non-profit organizations BRC (Bowery Residents Committee) and Shining Hope for Communities. Mr. Snyder received a B.A. degree from Wesleyan University and a J.D. from the University of Pennsylvania Law School.

The Board believes that Mr. Snyder’s extensive financial expertise and experience in representing public and private companies in complex financial situations brings important experience and skill to the Board.

Martyn Willsher was appointed as President and Chief Executive Officer and to the board of directors of Amplify Energy Corp. on January 19, 2021 after having served as interim Chief Executive Officer since April 3, 2020. Mr. Willsher also previously served as Senior Vice President and Chief Financial Officer of Amplify Energy Corp. from April 27, 2018 to January 19, 2021. From May 2017 to April 2018, Mr. Willsher served as Amplify Energy Corp.’s Vice President and Treasurer. He also served as Treasurer of Memorial Production Partners GP, LLC, Amplify Energy Corp.’s predecessor, from July 2014 to May 2017, and as Director of Strategic Planning for Memorial Resource Development LLC, an affiliate of the predecessor of Amplify Energy Corp., from March 2012 to June 2014. Prior to that, he served as Manager, Financial Analysis of AGL Resources from September 2009 to March 2012, and as Director – Upstream Oil & Gas A&D of Constellation Energy from August 2006 to March 2009. Prior to that, he served in various business development and financial analysis roles at JM Huber Corp., FTI Consulting and PricewaterhouseCoopers LLP. Mr. Willsher received his Master of Business Administration from The University of Texas at Austin and his Bachelor of Business Administration in Finance from Texas A&M University.

The Board believes Mr. Willsher’s extensive investment experience and intimate familiarity with the Company brings significant value to the Board.

EXECUTIVE OFFICERS

The following individuals serve as our executive officers as of the date of this Proxy Statement. Officers serve at the discretion of the Board.

Name	Age (as of March 1, 2021)	Position with the Company
Denise DuBard	63	Vice President and Chief Accounting Officer
Tony Lopez	40	Senior Vice President, Engineering and Exploitation
Jason McGlynn	34	Senior Vice President and Chief Financial Officer
Richard P. Smiley	62	Senior Vice President, Operations
Eric M. Willis	42	Senior Vice President, General Counsel & Land
Martyn Willsher	42	President and Chief Executive Officer

Set forth below is biographical information for our executive officers.

Denise DuBard has served as Vice President and Chief Accounting Officer of Amplify Energy Corp. since August 2018. From March 2015 until July 2018, Ms. DuBard served as Chief Accounting Officer and Controller of Contango Oil & Gas Company. Ms. DuBard also served as Chief Financial Officer, Treasurer and Secretary of PetroPoint Energy Partners, LP from 2012 until August 2014, when the company was sold. Prior to that, Ms. DuBard served as a consultant with Axia Partners, a CPA advisory firm, providing accounting and finance related consulting services to the energy industry from December 2014 until March 2015. Ms. DuBard worked with Axia Partners as a consultant in the same capacity as mentioned above from 2009 to 2012. From 2005 to 2009 Ms. DuBard served as Vice President, Controller and Chief Accounting Officer for Rosetta Resources Inc., a public oil and gas company. Ms. DuBard started her career with Deloitte in the assurance practice and held accounting and consulting positions prior to 2005 including Sonat Offshore Drilling and Team, Inc. Ms. DuBard graduated with honors from Texas A&M University with a Bachelor of Business Administration degree in Finance and brings over 30 years of energy experience in accounting, finance and management.

Tony Lopez has served as Senior Vice President, Engineering and Exploitation of Amplify Energy Corp. on August 6, 2019. Mr. Lopez previously served as Vice President, Corporate Reserves from June 2018 until the closing of the merger with Midstates Petroleum Company, Inc. Mr. Lopez previously served as Vice President of Acquisitions and Engineering for EnerVest, Ltd. from April 2014 to June 2018 where he managed the corporate reserves and financial planning & analysis. From March 2012 to April 2014, Mr. Lopez served as Director of Planning & Analysis for EnerVest, Ltd. Previously, Mr. Lopez was Manager of Reservoir Engineering for EnerVest Eastern Division from January 2009 to March 2012. Prior to this, Mr. Lopez served as an Asset Engineer for EnerVest Eastern Division from October 2004 to January 2009 Mr. Lopez holds a Bachelor of Science in Petroleum and Natural Gas Engineering from West Virginia University and is an active member of the Society of Petroleum Engineers.

Jason McGlynn was appointed Senior Vice President and Chief Financial Officer of Amplify Energy Corp. on January 19, 2021. Mr. McGlynn previously served as Vice President, Business Development of Amplify Energy Corp. from February 2020 to January 19, 2021. Prior to joining Amplify Energy Corp., Mr. McGlynn served as Vice President — Strategic Planning, Investor Relations & Treasury at Midstates Petroleum Company, Inc, until its merger with Amplify Energy Corp. on August 6, 2019. Mr. McGlynn’s prior experiences include corporate finance, investor relations, business development, and financial analyst roles at Midstates Petroleum, Newfield Exploration and ONEOK, Inc. Mr. McGlynn holds a B.S. in Accounting from the University of Kansas and an M.B.A. from the Collins College of Business at the University of Tulsa.

Richard P. Smiley has served as Senior Vice President, Operations of Amplify Energy Corp. since August 6, 2019. Mr. Smiley previously served as Vice President of Operations — Onshore of Amplify Energy Corp. from its inception in May 2017 to August 2019. Prior to that, Mr. Smiley served at Memorial Production

Partners GP, LLC, the general partner of Amplify Energy Corp.’s Predecessor, as Vice President of Operations — Onshore from March 2016 to May 2017, as Vice President of Operations — Southern Region from August 2015 through February 2016 and as Director, Operations — Northern Region from November 2014 to July 2015. Previously, he was Vice President of Operations at CL&F Resources LP from February 2014 to November 2014. From December 2011 to January 2014, Mr. Smiley served as Vice President of Operations at Propel Energy, LLC. From June 2010 to November 2011 he held the position of Operations Manager at Quantum Resources Management, LLC. Mr. Smiley began his career with El Paso Exploration Company in 1980 and held various engineering, operations and management with multiple companies, including Burlington Resources, Comstock, Bois d’Arc and Stone Energy, throughout the Central United States, both onshore and in the Gulf of Mexico. Mr. Smiley has a Petroleum Engineering Degree from the Colorado School of Mines.

Eric M. Willis has served as Senior Vice President, General Counsel & Land since August 6, 2019. Mr. Willis previously served as Vice President and General Counsel of Amplify Energy Corp. from December 2017 to August 2019. From April 2015 to December 2017, Mr. Willis was a partner in the capital markets practice group at Kirkland & Ellis LLP in Houston, Texas, representing oil and gas clients. Prior to joining Kirkland & Ellis, he practiced corporate and securities law from September 2008 to April 2015 at Latham & Watkins LLP in Houston, Texas and Orange County, California. Mr. Willis holds a Juris Doctorate from The University of Texas at Austin School of Law and Bachelor of Science in Chemistry from the United States Military Academy.

Martyn Willsher was appointed as President and Chief Executive Officer and to the board of directors of Amplify Energy Corp. on January 19, 2021 after having served as interim Chief Executive Officer since April 3, 2020. Mr. Willsher also previously served as Senior Vice President and Chief Financial Officer of Amplify Energy Corp. from April 27, 2018 to January 19, 2021. From May 2017 to April 2018, Mr. Willsher served as Amplify Energy Corp.’s Vice President and Treasurer. He also served as Treasurer of Memorial Production Partners GP, LLC, Amplify Energy Corp.’s predecessor, from July 2014 to May 2017, and as Director of Strategic Planning for Memorial Resource Development LLC, an affiliate of the predecessor of Amplify Energy Corp., from March 2012 to June 2014. Prior to that, he served as Manager, Financial Analysis of AGL Resources from September 2009 to March 2012, and as Director — Upstream Oil & Gas A&D of Constellation Energy from August 2006 to March 2009. Prior to that, he served in various business development and financial analysis roles at JM Huber Corp., FTI Consulting and PricewaterhouseCoopers LLP. Mr. Willsher received his Master of Business Administration from The University of Texas at Austin and his Bachelor of Business Administration in Finance from Texas A&M University.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Guidelines

The Board believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders. The Company’s Corporate Governance Guidelines cover the following principal subjects:

•	role and functions of the Board and its Chairman;

•	qualifications and independence of directors;

•	size of the Board and director selection process;

•	committee functions and independence of committee members;

•	meetings of non-employee directors;

•	self-evaluation;

•	ethics and conflicts of interest (a copy of the current “Code of Business Conduct and Ethics” is posted on the Company’s website at www.amplifyenergy.com);

•	compensation of the Board;

•	succession planning;

•	access to senior management and to independent advisors;

•	new director orientation; and

•	continuing education.

The “Corporate Governance Guidelines” are posted on the Company’s website at www.amplifyenergy.com. The Corporate Governance Guidelines will be reviewed periodically and as necessary by the Company’s Nominating and Governance Committee, and any proposed additions to or amendments of the Corporate Governance Guidelines will be presented to the Board for its review, consideration, and approval. The New York Stock Exchange (the “NYSE”) has adopted rules that require listed companies to adopt governance guidelines covering certain matters. The Company believes that the Corporate Governance Guidelines comply with the NYSE rules.

Board Leadership

Leadership of the Board is vested in a Chairman of the Board. Christopher W. Hamm has served as the Chairman of the Board the Company since January 19, 2021.

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that the optimal Board leadership structure may vary as circumstances warrant. Consistent with this understanding, non-employee directors consider the Board’s leadership structure on an annual basis.

Director Independence

The Company’s standards for determining director independence require the assessment of directors’ independence each year. A director cannot be considered independent unless the Board affirmatively determines that he or she does not have any relationship with management or the Company that may interfere with the exercise of his or her independent judgment, including any of the relationships that would disqualify the director from being independent under the rules of the NYSE.

The Board has assessed the independence of each non-employee director under the Company’s guidelines and the independence standards of the NYSE. The Board affirmatively determined that Messrs. Hamm, Klein, Lederman, Proman and Snyder and Ms. Douglas are independent.

In connection with its assessment of the independence of each non-employee director, the Board also determined that (i) Messrs. Klein and Snyder and Ms. Douglas are independent, as defined in Section 10A of the Exchange Act and under the standards set forth by the NYSE applicable to members of the Audit Committee and (ii) Messrs. Hamm, Klein and Proman are independent under the standards set forth by the NYSE applicable to members of the Compensation Committee.

Financial Literacy of Audit Committee and Designation of Financial Experts

The Board evaluates each of the members of the Audit Committee for financial literacy and the attributes of a financial expert at least annually, and most recently in January 2021. The Board determined that each of the Audit Committee members is financially literate and that Mr. Snyder is an audit committee financial expert as defined by the SEC.

Oversight of Risk Management

Except as discussed below, the Board as a whole oversees the Company’s assessment of major risks and the measures taken to manage such risks. For example, the Board:

•

oversees management of the Company’s commodity price risk through regular review with executive management of the Company’s derivatives strategy, and the oversight of the Company’s policy that limits the Company’s authority to enter into derivative commodity price instruments to a specified level of production, above which management must seek Board approval;

•

establishes specific dollar limits on the commitment authority of members of senior management and requires Board approval of expenditures exceeding that authority and of other material contracts and transactions; and

•	reviews management’s capital spending plans, approves the Company’s capital budget and requires that management present for Board review significant departures from those plans.

The Audit Committee is responsible for overseeing the Company’s assessment and management of financial reporting and internal control risks, as well as other financial risks, such as the credit risks associated with counterparty exposure. Management and the Company’s independent registered public accountants report regularly to the Audit Committee on those subjects. The Board does not consider its role in oversight of the Company’s risk management function to be relevant to its choice of leadership structure.

Attendance at Annual Meetings

The Board encourages all directors to attend the annual meetings of stockholders, if practicable. All of our directors then in office attended our 2020 Annual Meeting of Stockholders. We anticipate that all of our directors will attend the 2021 Annual Meeting.

Hedging Policy

Our insider trading policy prohibits our employees from engaging in any speculative transactions involving our equity securities, including buying and selling prepaid variable forward contracts, equity swaps, collars, puts, calls or other derivative securities that are designed to hedge or speculate on changes in the market value of equity securities of the Company. Any such activity would require the approval and authorization of either the Chief Compliance Officer or General Counsel.

Stockholder Communications with the Board

Should stockholders wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of the Corporate Secretary at 500 Dallas Street, Suite 1700, Houston, Texas 77002. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “AMPY Stockholder-Board Communication” or “AMPY Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Company’s General Counsel will review each communication received from stockholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (i) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication and (ii) the communication falls within the scope of matters generally considered by the Board. If the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company’s General Counsel may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. If requested, any questions or comments will be kept confidential to the extent reasonably possible. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is presently or has been an officer or employee of the Company. In addition, during the last fiscal year, no executive officer served as a member of the board or the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board) of any entity in which a Board member is an executive officer.

MEETINGS AND COMMITTEES OF THE BOARD

Meetings of the Board

In 2020, the Board held 26 meetings. Each director attended more than 75% of the meetings of the Board while they were a member of the Board, and all directors attended more than 75% of the meetings of the committees on which they served while they were a member of the Board. Mr. Scott L. Hoffman and Mr. Kenneth Mariani resigned from the Board on June 23, 2020 and April 3, 2020, respectively, and therefore did not serve on the Board for the entire calendar year.

Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.

Audit Committee

The current members of the Audit Committee are Messrs. Klein and Snyder (Chairman) and Ms. Douglas. The Audit Committee held four meetings during 2020.

The Audit Committee assists the Board by overseeing responsibilities regarding the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, qualifications, independence and performance of the Company’s independent registered public accounting firm and the effectiveness and performance of the Company’s internal audit function.

Additional information regarding the functions performed by the Audit Committee and its membership is set forth in the “Report of the Audit Committee of the Board” section included herein and also in the “Audit Committee Charter,” which is posted on the Company’s website at www.amplifyenergy.com.

Compensation Committee

The current members of the Compensation Committee are Messrs. Hamm, Klein and Proman (Chairman). The Compensation Committee held four meetings during 2020.

Responsibilities of the Compensation Committee, which are discussed in detail in the “Compensation Committee Charter” that is posted on the Company’s website at www.amplifyenergy.com, include, among other duties:

•	periodic review of the compensation, employee benefit plans and fringe benefits paid to, or provided for, executive officers of the Company;

•	approval of the annual salaries, bonuses and share-based awards paid to the Company’s executive officers;

•	periodic review and recommendation to the full Board of the total compensation for each non-employee director for services as a member of the Board and its committees; and

•	oversight of all matters of executive compensation policy.

The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee may form and delegate some or all of its authority to subcommittees when it deems appropriate. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of the Board, consultants or advisors, and such other persons as the Compensation Committee or its chairperson may determine in an informational or advisory capacity.

Our Chief Executive Officer annually reviews the competitive pay, position and performance of each member of senior management other than himself, taking into consideration third-party compensation survey data and other input from the Compensation Committee’s independent compensation consultant. Our Chief Executive Officer’s conclusions and recommendations, including those for base salary adjustments and award amounts for the current year and target annual award amounts for the next year under our bonus plan, are presented to the Compensation Committee. The Compensation Committee makes all compensation decisions and approves all share-based awards for our NEOs and other officers at or above the vice president level. The Compensation Committee may exercise its discretion in modifying any compensation adjustment or awards to any executive officer, including reducing or increasing the payment amount for one or more components of such awards.

Our Board annually considers the performance of our Chief Executive Officer. The Compensation Committee determines all components of our Chief Executive Officer’s compensation and meets outside the presence of all of our executive officers to consider appropriate compensation for our Chief Executive Officer.

Additional information regarding the functions performed by the Compensation Committee and its membership is set forth in the “Compensation Committee Charter,” which is posted on the Company’s website at www.amplifyenergy.com.

Nominating and Governance Committee

The current members of the Nominating and Governance Committee are Messrs. Lederman (Chairman), Proman and Snyder. The Nominating and Governance Committee held one meeting during 2020.

The Nominating and Governance Committee assists the Board in evaluating potential new members of the Board, recommending committee members and structure, and advising the Board about corporate governance practices.

The Nominating and Governance Committee has several methods of identifying Board candidates. First, the committee considers and evaluates whether or not the existing directors whose terms are expiring remain appropriate candidates for the Board. Second, the committee requests from time to time that its members and the other Board members identify possible candidates. Third, the committee has the authority to retain one or more search firms to aid in its search. The search firm assists the Board in identifying potential Board candidates, interviewing those candidates and conducting investigations relative to their background and qualifications.

Additional information regarding the functions performed by the Nominating and Governance Committee is set forth in the “Nominating and Governance Committee Charter,” which is posted on the Company’s website at www.amplifyenergy.com.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE

We believe that it is of the utmost importance to conduct our business in a way that is consistent with our reputation of operating in a responsible and ethical manner that will serve to protect our employees and contractors, and the lands on which we operate, while supporting the communities in which we live and work. Consistent with this mission the Board, along with management, oversees the Company’s environmental, social and governance initiatives with a focus on long-term, sustainable investments in our operations, team member development, and protecting the environment in the best interests of all of our stakeholders. The Board is also committed to effective and sustainable corporate governance, which we believe strengthens Board and management accountability, promotes the long-term interests of our stockholders, and helps build public trust in our Company.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Amplify under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of the Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at www.amplifyenergy.com. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management Amplify’s audited financial statements as of and for the year ended December 31, 2020.

The Audit Committee discussed with Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee discussed with Deloitte their independence, and received from Deloitte the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB. Finally, the Audit Committee discussed with Deloitte, with and without management present, the scope and results of Deloitte’s audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in our 2020 Annual Report on Form 10-K for filing with the SEC.

The Audit Committee of Amplify Energy Corp.

Todd R. Snyder, Chairman

Patrice Douglas

Randal T. Klein

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In the ordinary course of the Company’s business, the Company purchases products or services from, or engages in other transactions with, various third parties. Occasionally, these transactions may involve entities that are affiliated with one or more members of the Board.

Procedures for Approval of Related Party Transactions

We maintain a policy for approval of related party transactions. A “related party transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

•	any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

•	any person who is known by us to be the beneficial owner of more than 5% of our common stock;

•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our common stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our common stock; and

•

any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Audit Committee is charged with reviewing the material facts of all related person transactions and either approving or disapproving of the Company’s participation in such transactions under the Company’s written Related Persons Transaction Policy, which pre-approves or ratifies (as applicable) certain related person transactions, including:

•	any employment by the Company of an executive officer if his or her compensation is required to be reported in the Company’s proxy statement under Item 402;

•	director compensation that is required to be reported in the Company’s proxy statement under Item 402;

•

any transaction with another company or which a Related Person’s relationship is an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares if the aggregate amount involved for any particular service does not exceed the greater of $500,000 or 25% of that company’s total annual revenues; and

•

charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a Related Person’s only relationship is as an employee (other than an executive officer) or a director if the aggregate amount involved does not exceed the lesser of $200,000 or 10% of the charitable organization’s total annual receipts.

In determining whether to approve or disapprove entry into a Related Party Transaction, the Audit Committee shall take into account, among other factors, the following: (i) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and (ii) the extent of the Related Person’s interest in the transaction. Further, the policy requires that all Related Party Transactions required to be disclosed in the Company’s filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations.

All related persons transactions since January 1, 2020 which were required to be reported in “Transactions with Related Persons” were reviewed, approved or ratified in accordance with the procedures described above. In addition, since January 1, 2020, there has not been any transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $120,000 and in which any of the Company’s directors, executive officers, holders of more than 5% of any class of its voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described in “Executive and Director Compensation,” and the transactions described or referred to below.

Transactions with Related Persons

Registration Rights Agreement

On August 6, 2019, the Company entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with certain holders of our common stock (the “Holders”), including the Fir Tree funds (as defined below), the Brigade funds (as defined below), Axys and Avenue. The Registration Rights Agreement provides resale registration rights for the Holders’ Registrable Securities (as defined in the Registration Rights Agreement).

Pursuant to the Registration Rights Agreement, the Company is required to file a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to the Registrable Securities within 90 days of August 6, 2019. On September 9, 2019, the Company filed a Registration Statement on Form S-3 (as amended by Amendment No. 1 thereto, filed on October 2, 2019), which went effective on October 11, 2019. The Company is required to maintain the effectiveness of any such registration statement until the Registrable Securities covered by the registration statement are no longer Registrable Securities.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration statement and our right to delay or withdraw a registration statement under certain circumstances. The Company will generally pay all registration expenses in connection with our obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective. The registration rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions, as well as customary restrictions such as blackout periods and, if an underwritten offering is contemplated, limitations on the number of shares to be included in the underwritten offering that may be imposed by the managing underwriter. Additionally, the Holders have customary demand, underwritten offering and piggyback registration rights, subject to the limitations set forth in the Registration Rights Agreement.

The obligations to register shares under the Registration Rights Agreement will terminate with respect to the Company and each Holder on the first date upon which the Holder no longer owns any Registrable Securities.

During the year ended December 31, 2020, certain affiliates of the Fir Tree Funds sold 8,548,485 shares of common stock in a registered public offering. The Company did not sell any shares of common stock in the offering and did not receive any proceeds therefrom. The Company incurred costs and expenses in connection with the registered offering, consisting of various registration, due diligence, printing, and professional service fees and expenses.

Indemnification of Officers and Directors

Section 145 of the DGCL authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities, including reimbursements for expenses incurred arising under the Securities Act.

We have entered into indemnification agreements with each of our directors and certain executive officers. These agreements require us to indemnify these individuals to the fullest extent permissible under Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also maintain director and officer liability insurance.

Our second amended and restated certificate of incorporation also provides that we will indemnify each of our executive officers and directors to the fullest extent permitted by the DGCL against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses to each indemnitee in connection with any proceeding in which indemnification is available.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

We are currently considered a “smaller reporting company” within the meaning of the Securities Exchange Act of 1934 for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited disclosures regarding executive compensation for our last two completed fiscal years. Further, our reporting obligations extend only to the following “Named Executive Officers” or “NEOs,” which are the individuals who served as principal executive officer and the next two most highly compensated executive officers for the fiscal year ended December 31, 2020.

Name	Position with the Company
Kenneth Mariani	Former President and Chief Executive Officer
Martyn Willsher (1)	President and Chief Executive Officer
Richard P. Smiley	Senior Vice President, Operations
Eric M. Willis	Senior Vice President, General Counsel & Land

(1)

On April 1, 2020, the Board appointed Mr. Willsher as Interim Chief Executive Officer of the Company, effective April 3, 2020, following Mr. Mariani’s decision to retire as President and Chief Executive Officer and a member of the Board, effective April 3, 2020. On January 19, 2021, the Board appointed Mr. Willsher as President and Chief Executive Officer of the Company and a member of the Board.

Summary Compensation Table

The following table includes the compensation earned by our NEOs for the fiscal years ended December 31, 2020 and 2019.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	All Other Compensation ($) (4)	Total ($)
Kenneth Mariani	2020	$212,974	—	—	$24,875	$237,849
Former President and Chief Executive Officer	2019	$575,385	$334,335	$15,007	$50,390	$975,117

Martyn Willsher	2020	$348,654	$223,125	—	$19,324	$591,103
President and Chief Executive Officer	2019	$287,692	$125,376	$7,501	$29,118	$449,687

Richard P. Smiley	2020	$357,539	$208,250	—	$19,234	$585,022
Senior Vice President, Operations	2019	$316,462	$128,719	$8,255	$28,446	$481,882

Eric M. Willis	2020	$363,462	$193,375	—	$18,655	$575,492
Senior Vice President, General Counsel and Land	2019	$335,641	$126,769	$8,753	$27,998	$499,161

(1)	Messrs. Willsher’s and Smiley’s salaries were increased to $350,000 on April 3, 2020. Mr. Willsher’s salary did not change upon his appointment as President and Chief Executive Officer in 2021.
(2)

For each NEO, the amount reflects the 2020 annual incentive bonuses paid to each of them pursuant to our annual incentive bonus program as follows: Mr. Willsher: 25% in cash and 75% in fully vested stock; and for Messrs. Smiley and Willis: 35% in cash and 65% in fully vested stock. Mr. Willsher’s bonus target increased in connection with his promotion to President and Chief Executive Officer in 2021.

(3)

The amounts represent the fair value of fully vested stock of the Company issued to each of the NEOs in fiscal 2019 in lieu of ordinary course increases in base salaries. The amounts are calculated in accordance with ASC Topic 718. For the 2020 and 2019 fiscal years, our NEOs did not receive any grants of long-term incentive awards under the MIP.

(4)	All Other Compensation paid in fiscal 2020 is comprised of the following:

Name	Company Contributions to 401(k) Plan ($)	Dividend Equivalents ($) (a)	Total ($)
Kenneth Mariani	$17,100	$7,775	$24,875
Martyn Willsher	$17,100	$2,224	$19,324
Richard P. Smiley	$17,100	$2,134	$19,234
Eric M. Willis	$17,100	$1,555	$18,655

(a)	Represent the dividend equivalents paid in respect of the unvested time-based RSUs on March 30, 2020.

Narrative Disclosure to Summary Compensation Table

The Company employs a compensation philosophy that emphasizes pay-for-performance based on a combination of the Company’s performance and the individual’s impact on the Company’s performance and placing the majority of each officer’s compensation at risk. We believe this pay-for-performance approach generally aligns the interests of our executive officers with that of our stockholders. Our Company’s executive compensation program is designed to attract and retain individuals with the background and skills necessary to successfully execute our business model in a demanding environment, to motivate those individuals to reach near-term and long-term goals, and to reward success in reaching such goals. As our needs evolve and as circumstances require, we periodically reevaluate our executive compensation philosophy, principal objectives and programs.

In March 2020, the World Health Organization declared a global pandemic related to the proliferation of COVID-19. The impact of COVID-19 and efforts to mitigate its spread have caused significant volatility in U.S. and international markets and a substantial reduction in global and domestic demand for oil and natural gas. In response to the unprecedented and extremely low commodity prices, the Company executed several liquidity enhancement initiatives to better position the Company through the downturn, including the suspension of annual base salary increases and grants under the MIP.

The widespread outbreak of COVID-19 in the first quarter of 2020 also coincided with the Company’s annual budget process and approval process for Key Performance Indicators under the 2020 annual incentive bonus plan. Due to the significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on demand for oil and natural gas and commodity prices, the Company did not approve bonus metrics for 2020.

Base Salaries

The Company provides base salaries for our NEOs that are generally competitive within the market, but are moderate relative to base salaries paid by companies with which we compete for similar executive talent across the broad spectrum of the energy industry. Effective April 3, 2020, Mr. Willsher’s and Mr. Smiley’s base salaries were both increased to $350,000. The base salaries for each of Mr. Mariani and Mr. Willis did not increase in 2020. On January 19, 2021, the Board appointed Mr. Willsher as President and Chief Executive Officer of the Company and a member of the Board. Mr. Willsher’s base salary did not change upon his appointment as President and Chief Executive Officer.

Annual Incentive Bonuses

Annual incentive bonuses represent the performance-based element of the Company’s compensation program. Annual incentive bonus awards are discretionary and may be determined by the Board based on financial and/or individual performance. We review individual performance and overall contribution to Company performance for our NEOs annually to determine award payments for the most recently completed fiscal year, as well as to establish award opportunities for the next fiscal year. At the end of each fiscal year, we meet with each executive officer to discuss our performance goals for the upcoming fiscal year and what each executive officer is expected to contribute to help us achieve those performance goals. Generally, the determination of each NEO’s actual annual bonus payout will reflect corporate and individual actual performance against predetermined performance goals. In connection with his appointment to President and Chief Executive Officer in 2021, Mr. Willsher’s target bonus was increased from 75% to 100% of base salary.

As noted previously, due to the significant uncertainty around the breadth and duration of business disruptions related to COVID-19, the Company did not approve bonus metrics for 2020. For 2020, each NEO’s annual target bonus opportunity was determined under their respective employment agreements. In determining the total bonus pool, the Board considered several factors, including the Company’s delivery of key operational and financial objectives such as production, safety, free cash flow and cost reductions against the backdrop of an incredibly challenging year. The Board also assessed the Company’s identification and realization of critical liquidity enhancement initiatives such as significant decreases to operating and G&A expenses, substantial reductions to capital programs, the monetization of a portion of the Company’s 2021 in-the-money crude oil hedges, and royalty relief at the Company’s Beta Properties. Based on the Company’s strong performance in 2020, the Committee approved funding the total bonus pool at 85% of target. The earned annual incentive bonuses payable to (i) Mr. Willsher was paid 25% in cash and 75% in fully vested shares of Amplify Stock and (ii) Messrs. Smiley and Willis were paid 35% in cash and 65% in fully vested shares, in each case, calculated based on the three-day volume weighted average price of an Amplify share for the three consecutive trading days ending February 5, 2021. Mr. Mariani did not earn an annual incentive bonus for the 2020 fiscal year.

Employment Agreements

Each of Messrs. Mariani, Willsher, Smiley and Willis are parties to employment agreements with the Company (the “Employment Agreements”). The Employment Agreements memorialize each NEO’s initial base salary and target annual bonus, each as discussed above. Each Employment Agreement subjects the NEO to non-competition, non-solicitation and non-interference covenants that apply during the term of employment and for 12 months thereafter, as well as perpetual assignment of inventions, non-disparagement and employment term and confidentiality covenants. See “Potential Payments upon Termination or Change in Control—Severance Benefits under Employment Agreements” below for further details regarding the payments that our Named Executive Officers are eligible to receive upon a termination of employment or a change in control.

Long Term Incentive Compensation

We maintain the Amplify Energy Corp. Management Incentive Plan (the “MIP”) for key personnel who perform services for us. The purpose of awards under our MIP is to align the interests of eligible employees with the interests of our stockholders by providing long term incentive compensation opportunities tied to Company and/or share performance.

Each of our NEOs is eligible to participate in our MIP. Our MIP allows for the grant of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units (“RSUs”), stock appreciation rights, performance awards, stock awards and incentive awards. The Compensation Committee determines the size and vesting term of all awards made under our MIP, and recommends the terms to the Board for approval. The Compensation Committee administers all other aspects of the MIP. For the 2020 fiscal year, the Company did not make any grants of long-term incentive awards.

In 2021, the Compensation Committee approved enhancements to the long-term incentive program to further align executives’ interests with shareholders and rebuild retentive stock holdings. Effective with the 2021 long-term incentive awards, performance shares will represent 50% of total award value for our NEOs and will vest based on the Company’s relative total shareholder return. If the Company’s absolute shareholder return is negative over the performance period, the performance share award payout will be capped at 100% of target. The remaining 50% of 2021 long-term incentive value will be delivered as restricted stock units, subject to time-based vesting conditions.

Effective upon the approval of our stockholders, each of our NEOs will be eligible to participate in our new Amplify Energy Corp. Equity Incentive Plan. We have also adopted a clawback policy that is applicable to our executive officers pursuant to which we may seek the recovery of performance-based compensation paid to such individuals if we restate our financial statements and a covered individual’s negligence or misconduct was a significant contributing factor to such restatement. If those circumstances arise, our Compensation Committee may recover certain compensation received by the covered individual during the 36 months preceding the date of the restatement.

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2020.

Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Kenneth Mariani	—		—	—	—	—	—
Martyn Willsher	10/1/2018	(3)	—	—	—	18,660	$24,445
	5/1/2018		—	—	—	3,577	$4,686
	5/4/2017	(2)	5,752	$21.58	5/4/2023
Richard P. Smiley	10/1/2018	(3)	—	—	—	12,440	$16,296
	5/1/2018		—	—	—	3,110	$4,074
	5/4/2017	(2)	8,895	$21.58	5/4/2023	—	—
Eric M. Willis	10/1/2018	(3)	—	—	—	12,440	$16,296

(1)

Each of our NEOs is eligible to participate in our MIP. For the 2020 fiscal year, our NEOs did not receive any grants of long-term incentive awards. Amounts reported are based on the fair market value of our common stock on the last day of the fiscal year ended December 31, 2020 ($1.31 per share).

(2)	Reflects stock options that were granted under the MIP, which vest over three years in equal annual installments on the anniversary of the grant date.
(3)

Reflects time-based vesting restricted stock units that were granted under the MIP, which vest over three years in equal annual installments on the anniversary of the grant date, and performance-vesting RSUs, which vest based on the achievement of share price hurdles and satisfaction of subsequent time-based vesting conditions.

Potential Payments Upon Termination or Change of Control

The following table sets forth information concerning the change of control and severance payments to be made to each of our NEOs in connection with a change of control or termination of employment, presuming a termination or change of control date of December 31, 2020 and the fair market value of a share of common stock on December 31, 2020 ($1.31 per share). The below table only includes information for employment termination or change of control events that trigger vesting or severance-related payments, and assumes that each executive will take all action necessary or appropriate for such person to receive the maximum available benefit, such as execution of a release of claims.

The precise amount that each of our NEOs would receive cannot be determined with any certainty until a change of control has occurred.

Name	Involuntary Termination ($) (1)	Termination upon Death or Disability ($) (2)
Kenneth Mariani (3)
Cash Severance	—	—
Accelerated Equity Compensation (4)	—	—
Health and Welfare Benefits	—	—
Total	—	—

Martyn Willsher
Cash Severance	$700,000	$262,500
Accelerated Equity Compensation (4)	$10,797	—
Health and Welfare Benefits	$27,956	—
Total	$738,753	$262,500

Richard Smiley
Cash Severance	$700,000	$245,000
Accelerated Equity Compensation (4)	$8,148	—
Health and Welfare Benefits	$19,656	—
Total	$727,804	$245,000

Eric M. Willis
Cash Severance	$700,000	$227,500
Accelerated Equity Compensation (4)	$4,074	—
Health and Welfare Benefits	$8,163	—
Total	$712,237	$227,500

(1)

If Messrs. Willsher, Smiley, and Willis experience a Good Leaver Termination described below, the NEO will be entitled to (i) Actual Prior Year Bonus (defined below), (ii) Pro-Rated Bonus (defined below), (iii) an amount equal to two times the NEO’s annual base salary and (iv) up to 12 months of continued health insurance benefits under our group health plan (at the employee-rate). On April 1, 2020, Mr. Mariani notified the Board of his decision to retire as the President, Chief Executive Officer and a member of the Board, effective April 3, 2020.

(2)

If an NEO’s employment is terminated by us while the NEO is disabled, or if the NEO’s employment terminates as a result of the NEO’s death, each NEO is entitled to (i) Actual Prior Year Bonus and (ii) Pro-Rated Bonus.

(3)	Mr. Mariani did not receive any severance payments or benefits in connection with his termination of employment.
(4)

Amount reflects market value of outstanding RSUs which would become vested in connection with the specified termination. If a change of control is consummated, any unvested time-based vesting RSUs fully vest and unvested performance-based RSUs fully time vest, and if a change of control occurs prior to the third anniversary of the date of grant, then performance-based RSUs performance vest if the price per share achieved equals or exceeds the volume weighted average price targets.

Severance Benefits Under Employment Agreements

Under the Employment Agreements, upon any termination of employment with the Company, Messrs. Mariani, Willsher, Smiley, and Willis will be entitled to (i) accrued but unpaid base salary as of the termination date, (ii) any unreimbursed business expenses incurred through the termination date, and (iii) any payments and benefits to which they may be entitled under any benefit plan, programs, or arrangements (collectively, the “Accrued Obligations”).

In the event of a termination of Messrs. Mariani’s, Willsher’s, Smiley’s or Willis’s employment without “cause” or for “good reason” (each as defined below) (each, a “Good Leaver Termination”), then, in addition to the Accrued Obligations and subject to their timely execution and non-revocation of a general release of claims and complying with the release and any applicable restrictive covenants, each NEO will be entitled to:

(i) any earned but unpaid annual bonus for the preceding year (the “Actual Prior Year Bonus”);

(ii) a pro-rated annual bonus for the year of termination, with the amount determined based on actual results for the year and the proration determined based on the duration of employment during the calendar year (the “Pro-Rated Bonus”);

(iii) an amount equal to two times the NEO’s annual base salary, in each case, payable in accordance with the Company’s regular payroll practices for 12 months following the termination date; and

(iv) up to 12 months of continued health insurance benefits under the Company’s group health plan (at the employee-rate), subject to the NEO’s continued eligibility for COBRA coverage and terminable if the NEO obtains other employment offering group health plan coverage.

Under the Employment Agreements, if the NEO’s employment with the Company is terminated due to death or “disability” (as defined in the Employment Agreements), then, in addition to the Accrued Obligations, the NEO will be entitled to the Actual Prior Year Bonus and the Pro-Rated Bonus.

Each Employment Agreement provides for a Code Section 280G “best-net” cutback, which would cause an automatic reduction in any payments or benefits the NEO would receive which constitute parachute payments within the meaning of Code Section 280G, in the event such reduction would result in the NEO receiving greater payments and benefits on an after-tax basis.

For purposes of the Employment Agreements, the Company will have “cause” to terminate the NEO’s employment upon the occurrence of (i) conviction of a felony, or plea of guilty or nolo contendere to, any felony or any crime of moral turpitude; (ii) repeated intoxication by alcohol or drugs during the performance of his or her duties; (iii) embezzlement or other willful and intentional misuse of any of the funds of the Company or its direct or indirect subsidiaries, (iv) commission of a demonstrable act of fraud; (v) willful and material misrepresentation or concealment on any written reports submitted to the Company or its direct or indirect subsidiaries; (vi) material breach of the Employment Agreement; (vii) failure to follow or comply with the reasonable, material and lawful written directives of the Board; or (viii) conduct constituting the NEO’s material breach of the Company’s then-current code of conduct or similar written policy.

For purposes of the Employment Agreements, an executive will have “good reason” to terminate employment with the Company upon the occurrence of any of the following without written consent: (i) a relocation of the NEO’s principal work location to a location more than 40 miles from its then-current location; (ii) a reduction in the NEO’s then-current base salary or target bonus, or both; (iii) a material breach of any provision of the Employment Agreement by the Company; or (iv) any material reduction in the NEO’s title, authority, duties, responsibilities or reporting relationship from those in effect as of the effective date, except to the extent such reduction occurs in connection with the NEO’s termination of employment for “cause” or due to the NEO’s death or “disability” (as defined in the Employment Agreements).

Termination of Employment During 2020

On April 1, 2020, Mr. Mariani notified the Board of his decision to retire as the President, Chief Executive Officer and a member of the Board, effective April 3, 2020. Mr. Mariani did not receive any severance payments or benefits in connection with his retirement.

DIRECTOR COMPENSATION

In March 2020, our non-employee directors’ annual retainer was increased to $200,000, paid quarterly in advance, of which $100,000 was to be paid in cash and $100,000 was to be paid in restricted stock units subject to time-based vesting over a one-year period. In addition, each non-employee director who served as a committee chair received an additional $25,000 retainer (split equally between cash and restricted stock units vesting over a one-year period). In connection with Mr. Hamm’s appointment as Lead Director on April 3, 2020 and the expanded role and additional responsibilities associated therewith, Mr. Hamm’s annual retainer was increased to $350,000, effective April 1, 2020.

In April 2020, as a result of the pandemic, which contributed to a sharp reduction in the demand for oil and natural gas and precipitous declines in commodity prices and the Company’s stock price, coupled with availability of shares under the Amplify Energy Corp. 2017 Non-Employee Directors Compensation Plan, the retainer for our non-employee directors was converted all to cash. In 2021, we expect that non-employee directors will receive cash and equity compensation.

Non-employee directors are reimbursed for all out-of-pocket expenses in connection with attending meetings of the board of directors or committees. Each director is fully indemnified by us for actions associated with being a director to the fullest extent permitted under Delaware law.

The following table presents information regarding compensation paid to the non-employee directors of the Company during the fiscal year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($) (1)	All Other Compensation ($) (2)	Total ($)
Christopher W. Hamm	$281,250	$1,616	$282,866
Todd R. Snyder	$159,375	—	$159,375

(1)	Includes annual cash retainer fee and committee chair fees for each non-employee director during fiscal year 2020.
(2)	Represent the dividend equivalents paid in respect of the unvested time-based RSUs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, to our knowledge, as of March 24, 2021, the beneficial ownership of our common stock that are owned by:

•	each person known by us to be a beneficial owner of more than 5% of our outstanding common shares;

•	each director;

•	each executive officer; and

•	all executive officers and directors as a group.

We have prepared the table and the related notes based on information provided in the most recent Section 16 filing or Schedule 13D filed by such person. We have not sought to verify such information. The number of shares beneficially owned by a person includes shares of common stock underlying warrants, stock options, restricted stock units, and any other derivative securities to acquire common stock held by that person that are currently exercisable or convertible within 60 days after the date of this proxy statement. The shares issuable under any such securities are treated as outstanding for computing the percentage ownership of the person holding these securities, but are not treated as outstanding for the purposes of computing the percentage ownership of any other person.

Name of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)	Percentage of Outstanding (3)
Avenue Capital funds (4)	2,561,375	6.7%
Patrice D. Douglas	—	*
Denise DuBard	15,243	*
Christopher W. Hamm (5)	12,824	*
Randal T. Klein (4)	—	—
Evan S. Lederman	—	—
Anthony W. Lopez	24,540	*
Jason McGlynn (6)	29,883	*
David H. Proman	—	—
Richard P. Smiley (7)	94,507	*
Todd R. Snyder	38,442	*
Eric M. Willis	71,227	*

Martyn Willsher (8)	80,901	*

Executive Officers and Directors as a Group (13 persons)	367,567	*

*	Less than 1.0%
(1)	Unless otherwise noted, the address for all beneficial owners in this table is c/o Amplify Energy Corp., 500 Dallas Street, Suite 1700, Houston, Texas 77002.
(2)

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

(3)

Based on 37,969,324 shares of common stock outstanding at March 24, 2021. Shares of common stock (i) issuable upon the vesting of RSUs within 60 days of the date of this Proxy Statement and (ii) subject to stock options that are currently exercisable or exercisable within 60 days of the date of this Proxy Statement are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those RSUs or stock options, but are not treated as outstanding for the purpose of computing the percentage ownership of (x) any other person or (y) the aggregate held by all executive officers and directors as a group.
(4)

Comprised of 2,561,375 shares of common stock held directly by Avenue Energy Opportunities Fund, L.P. (“Avenue Energy Opportunities Fund”). Avenue Energy Opportunities Partners, LLC is the general partner of Avenue Energy Opportunities Fund. GL Energy Opportunities Partners, LLC is the managing member of Avenue Energy Opportunities Partners, LLC. Marc Lasry is the managing member of GL Energy Opportunities Partners, LLC. Avenue is Capital Management II, L.P. is the investment adviser of Avenue Energy Opportunities Fund. Avenue Capital Management II GenPar, LLC is the general partner of Avenue. Marc Lasry and Sonia Gardner are the managing members of Avenue Capital Management II GenPar, LLC. Each of the foregoing individuals and entities may be deemed to have voting and investment power over the common stock held by Avenue Energy Opportunities Fund and (other than Avenue Energy Opportunities Fund) disclaim any beneficial ownership over such common stock. Randal T. Klein is a director of the Company and a senior portfolio manager at Avenue. Mr. Klein disclaims beneficial ownership of the shares of common stock owned by Avenue Energy Opportunities Fund. The principal address of the foregoing individuals and entities is 11 West 42nd Street, 9th Floor, New York, New York 10036.

(5)

Shares of common stock beneficially owned consists of 7,259 shares of common stock, 3,332 restricted stock units that will vest on May 3, 2021 and 2,233 restricted stock units that will vest on May 4, 2021.

(6)	Shares of common stock beneficially owned consists of 21,550 shares of common stock and 8,333 restricted stock units that vested on April 1, 2021.
(7)	Shares of common stock beneficially owned consists of 82,502 shares of common stock, 8,895 restricted stock options that have vested and 3,110 restricted stock units that will vest on May 1, 2021.
(8)	Shares of common stock beneficially owned consists of 71,572 shares of common stock, 5,752 restricted stock options that have vested and 3,577 restricted stock units that will vest on May 1, 2021.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To our knowledge, based solely on a review of Form 3, Form 4 and Form 5 (including amendments) filed electronically with the SEC and written representations made to us that no other reports were required, during the fiscal year ended December 31, 2020, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners of our capital stock were complied with except that on January 22, 2021, we filed a Form 4 on behalf of each of Richard Smiley, Anthony Lopez, Eric Willis, Denise DuBard and Martyn Willsher and on February 22, 2021 we filed a Form 4 on behalf of Christopher Hamm, each relating to the vesting of restricted stock units with service-based vesting conditions. The failure to report these transactions on time was inadvertent and each filing was corrected promptly upon discovery.

PROPOSAL 1 — ELECTION OF DIRECTORS

At each annual meeting, our stockholders will elect our directors. Directors may be removed from office either for or without cause upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company entitled to vote generally for the election of directors.

The Board has nominated the following individuals for election as directors of the Company to serve until our 2022 Annual Meeting or until their respective successors are duly elected and qualified:

Patrice Douglas

Christopher W. Hamm

Randal T. Klein

Evan S. Lederman

David H. Proman

Todd R. Snyder

Martyn Willsher

Each of the above nominees is currently serving as a director of the Company. Biographical information for each nominee is contained in the “Directors and Director Nominees” section above.

The election of directors in this proposal requires the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions have the same effect as a vote against the outcome of voting on director election and broker non-votes will not have any effect on the outcome of voting on director elections. The Board recommends that you vote “FOR” the election of each of the nominees listed above.

Unless otherwise instructed, the proxyholders will vote the proxies received by them for the seven nominees named above. The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company’s directors will be reduced or the proxyholders will vote for the election of a substitute nominee that the Board recommends.

Vote Required

The election of directors in this Proposal 1 requires the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. You may vote “FOR” a nominee to the Board, “AGAINST” a nominee to the Board or you may ABSTAIN from voting with respect to one or more nominees to the Board. Abstentions are considered shares of common stock present and entitled to vote and will have the same effect as votes “against” a nominee to the Board.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 9, 2021, the Audit Committee appointed Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The Audit Committee is seeking ratification of such appointment by our stockholders at the Annual Meeting. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Deloitte to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Deloitte. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Principal Accountant Fees and Services

Prior to the engagement of Deloitte for the fiscal year ending December 31, 2020, KPMG audited our financial statements and/or those of Legacy Amplify and its predecessor since 2010. The following table summarizes the aggregate Deloitte and KPMG fees for independent auditing, tax and related services for each of the years ended December 31, 2020 and 2019 (dollars in thousands), respectively:

	2020	2019
Audit fees (1)	$725,000	$1,250,000
Audit-related fees (2)	148,585	90,000
Tax fees (3)	86,652	—
All other fees (4)	—	—

Total	$960,237	$1,340,000

(1)

Audit fees represent amounts billed for each of the years presented for professional services rendered in connection with those services normally provided in connection with statutory and regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. For each of the years ended December 31, 2020 and 2019, those fees primarily related to the (i) audit of our annual financial statements and internal controls over financial reporting included in our annual reports and (ii) the review of our quarterly financial statements filed on Form 10-Q and.

(2)	Audit-related fees represent amounts billed in each of the years presented for assurance and related services that are reasonably related to the performance of the annual audit or quarterly reviews.
(3)

Tax fees represent amounts billed in each of the years presented for professional services rendered in connection with tax compliance, tax advice, and tax planning. No such services were rendered by KPMG during the year ended December 31, 2019.

(4)	No such services were rendered by either Deloitte or KPMG during the years ended December 31, 2020 and 2019, respectively.

Pre-Approval Policies and Procedures

The Audit Committee’s charter requires the Audit Committee to approve in advance all audit and non-audit services to be provided by our independent registered public accounting firm.

The charter for the Audit Committee is available within the “Corporate Governance” section of our website at www.amplifyenergy.com.

Vote Required

The ratification of Deloitte as our independent registered public accounting firm in this Proposal 2 requires the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. Votes cast FOR or AGAINST and abstentions with respect to this Proposal 2 will be counted as shares entitled to vote on the Proposal. A vote to ABSTAIN will have the effect of a vote AGAINST the Proposal.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 2. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

PROPOSAL 3 — ADVISORY (NON-BINDING) VOTE APPROVING COMPENSATION OF NAMED EXECUTIVE OFFICERS

Background

Under the Dodd-Frank Act, the stockholders of the Company are entitled to vote at the Annual Meeting on the compensation of the Company’s named executive officers, as disclosed in the Executive and Director Compensation section and accompanying compensation tables contained in this Proxy Statement. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only and is not binding on the Company or the Board.

Although the vote is non-binding, the Compensation Committee and the Board value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions.

As described above in the “Executive and Director Compensation” section of this proxy statement, the Compensation Committee has structured our executive compensation program to achieve the following key objectives:

•	attract and retain talented executive officers by providing total compensation levels competitive with that of executives holding comparable positions in similarly situated organizations;

•	provide total compensation that is supported by individual performance;

•	provide a performance-based compensation component that balances rewards for short-term and long-term results and is tied to company performance; and

•	encourage the long-term commitment of our executive officers to us and to our stockholders’ long-term interests.

Please read the “Executive and Director Compensation” section beginning on page 25 of this Proxy Statement for a detailed discussion of our executive compensation program and how it operates and is designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 25 through 30, which provide detailed information on the compensation of our NEOs.

Our Compensation Committee and the Board have determined that the Company’s NEOs compensation aligns with our business strategy, focuses on long-term value creation for our stockholders and delivers competitive pay relative to our performance, and therefore the Board recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the Company’s NEOs compensation as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure shall include the Executive and Director Compensation, the Summary Compensation Table, and the related tables and disclosure in this Proxy Statement).

Vote Required

The advisory vote on executive compensation in this Proposal 3 requires the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. Votes cast FOR or AGAINST and abstentions with respect to this Proposal 3 will be counted as shares entitled to vote on the Proposal. A vote to ABSTAIN will have the effect of a vote AGAINST the Proposal.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 3. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

PROPOSAL 4 — APPROVAL OF AMPLIFY ENERGY CORP. EQUITY INCENTIVE PLAN

Overview of Equity Incentive Plan

We are asking you to approve the Amplify Energy Corp. Equity Incentive Plan (the “EIP”), which will allow us to grant awards to employees, consultants, advisors and non-employee directors under one plan going forward. If approved by our stockholders, the Amplify Energy Corp. Management Incentive Plan (the “MIP”) and the Amplify Energy Corp. 2017 Non-Employee Directors Compensation Plan (the “Director Plan”) will be replaced by the EIP, and no further awards will be allowed to be granted under the MIP or the Director Plan. Our board of directors has adopted the EIP, subject to stockholder approval. The EIP authorizes the issuance of 2,800,368 shares, which includes 1,495,865 shares available for future grants under the MIP and 104,503 shares available for future grants under the Director Plan, pursuant to stock options, awards of restricted stock, restricted stock units, performance awards, stock appreciation rights, other stock-based awards and cash awards (collectively, the “awards”). If the EIP is not approved by our stockholders, then the prior plans will remain in effect. The existing plans, however, will continue to govern awards previously granted under the respective plans, regardless of whether the EIP is approved by our stockholders. We are seeking stockholder approval of the EIP (i) in order for incentive stock options to meet the requirements of the Code and (ii) in order to comply with NYSE Listing Rules.

As of April 1, 2021, there were 1,495,865 shares of our common stock available for issuance under the MIP and 104,503 shares of our common stock available for issuance under the Director Plan, which may not be enough to fund equity grants to our employees, consultants and non-employee directors in 2022 or beyond. Replenishing the number of shares available for future grants of equity awards is critical to our continued success for a number of reasons and adopting the EIP will allow us to grant such equity awards under one plan. Equity awards are the most critical component of providing competitive executive compensation levels and help us retain key executives, employees and independent directors. In addition, equity awards also link executive compensation and stockholder performance, reward promotions and top performers and represent a cash, accounting and tax-efficient form of compensation. We believe that equity compensation effectively aligns employees, independent directors and service providers with stockholder interests by motivating and rewarding performance that will enhance stockholder value. Approval of the EIP is critical to continue to closely link compensation with our performance and provide a contemporary plan design by allowing us to grant equity awards under one consolidated plan structure.

In determining the number of additional shares to be authorized for issuance under the EIP, our board of directors considered, among other things, our hiring plans and expected number of employees and directors, our historical share usage under the MIP and Director Plan, our current overhang in shares issuable with respect to outstanding awards, the existing terms of such outstanding awards and assumptions regarding stock option exercise activity and forfeiture rates.

We believe that the potential dilution that may result from the EIP is reasonable for a company of our size and in our industry. In addition, we believe that the benefits to our stockholders resulting from equity award grants to our employees, consultants, advisors and non-employee directors, including interest alignment and mitigation of incentives to take inappropriate business risks, outweigh the potential dilutive effect of grants under the EIP. Our board of directors believes that paying a significant portion of annual variable compensation in the form of equity awards that vest over multiple years is an effective method of aligning the interests of employees with those of our stockholders, encouraging ownership in the Company and retaining, attracting and rewarding talented employees.

Highlights of the EIP’s Best Practices

The EIP combines compensation and governance best practices, including the following features:

•	no automatic awards are promised to any eligible individual;

•	express prohibition of repricing of stock options and stock appreciation rights (“SARs”) without stockholder approval;

•	awards may be subject to potential reduction, forfeiture or cancellation under our clawback policy as well as applicable legal requirements;

•	the exercise price of a stock option or SAR award may not be less than the fair market value of a share of our common stock on the date of grant;

•

dividends and dividend equivalents are subject to restrictions and risk of forfeiture to the same extent as the awards with respect to which they are accrued and will not be paid unless and until such awards have vested;

•	no automatic acceleration of vesting of awards on a change in control;

•	stock options and SARs are each subject to a maximum term of 10 years;

•

annual compensation limit of $500,000 for non-employee directors, with certain exceptions (of up to an additional $250,000 more) for the first year a non-employee director serves on the board of directors, serves on a special committee of the board of directors or serves as lead director or chairman of the board of directors;

•	no evergreen provision; and

•	no tax gross-ups or reload grants.

Share Information

As of April 1, 2021, the MIP had 1,602,684 shares subject to currently outstanding awards including 1,575,751 shares subject to outstanding restricted stock units and performance-based stock units and 26,933 outstanding options with a weighted average remaining term of 2 years and a weighted average exercise price of $21.58 and 1,495,865 shares available for future issuances. As of April 1, 2021, the Director Plan had 8,898 shares subject to currently outstanding awards, including 8,898 shares subject to outstanding restricted stock units and 104,503 shares available for future issuances. The closing sale price of our common stock on April 1, 2021 was $2.94.

Summary of the EIP

A brief summary of the EIP is outlined below. The following summary is not a complete description of all of the provisions of the EIP and is qualified in its entirety by reference to the EIP, a copy of which is attached hereto as Appendix A, which is incorporated by reference into this proposal.

Stock Available for Awards

Authorized Number of Shares. The number of shares of Stock available for issuance under the EIP shall be 2,800,368, which includes 1,495,865 shares of common stock that remain available for issuance under the MIP and 104,503 shares of common stock that remain available for issuance under the Director Plan, each as of April 1, 2021 (the “Total Shares”). On and after the date the EIP is approved by our stockholders, no grants will be made under the MIP or the Director Plan, provided that outstanding awards granted under each plan will continue unaffected following such date.

Share Counting. If any shares covered by an award under the EIP, the MIP or the Director Plan are settled in cash, are used to settle the exercise price or withholding obligations of any grantee, are not purchased or are forfeited, or if an award under the EIP, the MIP or the Director Plan otherwise terminates without delivery of any common stock subject thereto, then the number of shares of common stock counted against the Total Shares with respect to such award shall, to the extent of any such forfeiture or termination, again be available for making awards under the EIP.

Director Limits. Under the EIP, the maximum value of any awards granted to a non-employee director in any one calendar year (together with any cash fees paid during such calendar year) shall not exceed $500,000 (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes); provided that for any calendar year in which a non-employee director (i) first serves on the board of directors, (ii) serves on a special committee of the board of directors or (iii) serves as lead director or chairman of the board of directors, such non-employee director may receive up to an additional $250,000 of compensation under the EIP.

Substitute Awards. In connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, our board of directors may grant awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. The number of Total Shares reserved shall be increased by the corresponding number of awards assumed and, in the case of a substitution, by the net increase in the number of shares of common stock subject to awards before and after the substitution.

Types of Awards

The EIP provides for the grant of “incentive stock options” intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards. Unless otherwise indicated, the term “stock option” refers to both nonstatutory stock options and incentive stock options.

Stock Options. Stock options entitle recipients to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price that is no less than 100% of the fair market value of a share of common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to any participant holding more than 10% of the voting power of our company). Only employees may be granted incentive stock options. Options granted pursuant to the EIP may not be granted with a term in excess of 10 years (or, in excess of five years in the case of incentive stock options granted to any participant holding more than 10% of the voting power of our company). The EIP permits the following forms of payment of the exercise price of options: (i) payment by cash or check, (ii) subject to certain conditions, payment in connection with a “cashless exercise” through a broker, (iii) subject to certain conditions, surrender to us of shares of common stock, (iv) with respect to a nonstatutory stock option, payment in shares of common stock in the form of a “net exercise”, (v) payment by any other lawful consideration as our board of directors may determine, or (vi) any combination of these forms of payment.

Stock Appreciation Rights. Stock appreciation rights entitle recipients to receive the appreciation in the value of our common stock over the value of the common stock on the date of grant of the stock appreciation right, which we refer to as the measurement price. Stock appreciation rights may be settled by the delivery of shares of our common stock or in cash. Stock appreciation rights may be issued in tandem with options or as stand-alone rights. The measurement price will be no less than 100% of the fair market value of a share of common stock on the date of grant. The maximum term of any stock appreciation right granted pursuant to the EIP will be no more than 10 years from the date of grant.

Restricted Stock and Restricted Stock Unit Awards. Awards of restricted stock entitle recipients to acquire shares of common stock, subject to our right to repurchase, or require the forfeiture of such shares if issued at no cost, all or part of such shares from the recipient in the event that the conditions specified in the applicable award agreement are not satisfied prior to the end of the applicable restriction period established for such award. Unless otherwise provided in the applicable award agreement, any dividend declared and paid by us with respect to a share of restricted stock shall be paid to the recipient (without interest) only if and when such shares of restricted stock become free from any applicable restrictions on transferability and forfeitability. Alternatively, instead of issuing common stock that is subject to repurchase, our board of directors may grant awards known as restricted stock units that entitle recipients to receive unrestricted shares of common stock or cash at such time as the conditions specified in the applicable award agreement are satisfied. Our board of directors may, in its discretion, provide that settlement of restricted stock units shall be deferred, on a mandatory basis or at the election of the recipient in a manner that complies with Section 409A of the Code. A recipient has no voting rights with respect to any restricted stock units. A grant of restricted stock units may provide the recipient with a right to receive dividend equivalents subject to the same restrictions on transfer and forfeitability as the awards with respect to which they relate and any such dividend equivalents will not be paid unless and until the underlying restricted stock units have vested and been earned.

Other Stock-Based Awards. Under the EIP, our board of directors has the right to grant other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as our board of directors may determine. We refer to these types of awards as other stock-based awards. Other stock-based awards may be available as a form of payment in the settlement of other awards granted under the EIP, as a bonus or as payment in lieu of compensation to which a recipient is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or cash, as our board of directors determines.

Cash Awards. Under the EIP, our board of directors has the right to grant cash awards on a free-standing basis or as an element of, or supplement to, or in lieu of any other award under the EIP in such amounts and subject to such other terms as the board of directors deems appropriate.

Adjustments of Awards

In the event of certain changes to our capitalization, such as a stock split, stock combination, stock dividend, extraordinary cash dividend, exchange of shares, or other recapitalization, merger or otherwise, that result in an increase or decrease in the number of outstanding shares of common stock, appropriate adjustments will be made by the board of directors as to the number and kind of shares subject to an award granted under the EIP and the number of shares available for issuance under the EIP. Additionally, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number of shares available under the EIP, (ii) the number and kind of shares subject to outstanding awards, (iii) the exercise price of outstanding options and SARs to reflect such distribution, (iv) other value determinations applicable to the EIP and/or outstanding awards, (v) any dividend equivalent rights associated with outstanding awards and/or (vi) any other terms of an award that are affected by such event.

Change in Control

In the event of a “change in control” (as defined in the EIP), except as otherwise provided in the applicable award agreement; our committee may elect to continue or assume, substitute, accelerate the vesting of, or cancel, or take any other action with respect to any outstanding award as it deems appropriate in its sole discretion. However, if the committee elects to cancel any outstanding stock-based award, the holder of such award will receive, in consideration of such cancellation, an amount of cash or marketable securities with a value that is not less than such award’s “fair value” (as determined by the committee).

Amendment and Termination of the EIP; Term

Except as may otherwise be required by law or the requirements of any stock exchange or market upon which our common stock may then be listed, the board of directors, acting in its sole discretion and without further action on the part of our stockholders, may amend the EIP at any time and from time to time and may terminate the EIP at any time. No such amendment or termination may impair or adversely alter any awards previously granted under the EIP (without the consent of the recipient or holder) or deprive any person of shares previously acquired under the plan. Unless sooner terminated, the EIP shall terminate on the tenth anniversary of the effective date (as defined in the EIP).

Certain Award Terms

Limitations on Repricing of Options or Stock Appreciation Rights. No amendment or modification may be made to an outstanding option or SAR which reduces the exercise price, either by lowering the exercise price or by canceling the outstanding option or SAR in exchange for cash, other awards or an option or SAR with a lower exercise price without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding options and SARs (as described under “Adjustments of Awards” above).

Eligibility to Receive Awards; Plan Benefits

Our employees, officers, directors, consultants and advisors are eligible to be granted awards under the EIP. The amount and timing of all awards under the EIP will be determined in the sole discretion of our board of directors or a committee thereof and, therefore, cannot be determined in advance. As of April 1, 2021, there were approximately 200 employees, 28 consultants and five non-employee director who were eligible to receive awards under the EIP and, as of April 1, 2021, 49 employees participated in the MIP and one non-employee director participated in the Director Plan.

Federal Income Tax Consequences

The U.S. federal income tax consequences of the EIP under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the EIP. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or foreign tax consequences. Tax considerations may vary from locality to locality and depending upon individual circumstances.

Section 409A of the Code. Certain types of awards under the EIP may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the EIP and awards granted under the plan will be structured and interpreted to comply with, or be exempt from, Section 409A of the Code and the regulations and other interpretive guidance that may be issued under Section 409A. To the extent determined necessary or appropriate by the board of directors, the EIP and applicable award agreements may be amended without award holder consent to exempt the applicable awards from Section 409A of the Code or to comply with Section 409A.

Non-Qualified Stock Options. For federal income tax purposes, if participants are granted non-qualified stock options under the EIP, participants generally will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of non-qualified stock options, participants will recognize ordinary income, and the Company will be entitled to a deduction in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the date of exercise. The basis that participants have in shares of common stock, for purposes of determining their gain or loss on subsequent disposition of such shares of common stock generally, will be the fair market value of the shares of common stock on the date the participants exercise their options. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to participants when participants are granted an incentive stock option under Section 422 of the Code or when that option is exercised. However, the amount by which the fair market value of the shares of common stock at the time of exercise exceeds the option price will be an “item of adjustment” for participants for purposes of the alternative minimum tax. Gain realized by participants on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to the Company, unless participants dispose of the shares of common stock within (i) two years after the date of grant of the option or (ii) within one year of the date the shares of common stock were transferred to the participant. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares of common stock on the date of the option’s exercise (or the date of sale, if less) will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent that participants must recognize ordinary income. If such a sale or disposition takes place in the year in which participants exercise their options, the income such participants recognize upon sale or disposition of the shares of common stock will not be considered income for alternative minimum tax purposes. Incentive stock options exercised more than three months after a participant terminates employment, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the participant will have been deemed to have received income on the exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

Restricted Stock. For federal income tax purposes, the grantee generally will not have taxable income on the grant of restricted stock, nor will the Company then be entitled to any deduction, unless the grantee makes a valid election under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse such that the shares are no longer subject to a substantial risk of forfeiture, the grantee generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction for an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock. The grantee may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing a valid election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be generally taxable as capital gains or losses.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a SAR, but upon exercise of the stock appreciation rights, the fair market value of the shares of common stock received, determined on the date of exercise of the SARs, or the amount of cash received in lieu of shares, must be treated as compensation taxable as ordinary income to the grantee in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the grantee realized as ordinary income.

Performance Awards. The grantee generally will not realize taxable income at the time of the grant of the performance award, and the Company will not be entitled to a deduction at that time. When the award is paid, whether in cash or common stock, the grantee will have ordinary income, and the Company will be entitled to a corresponding deduction. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

Dividend Equivalents. The grantee generally will not realize taxable income at the time of the grant of the dividend equivalents, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the grantee will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Restricted Stock Units. The grantee generally will not realize taxable income at the time of the grant of the restricted stock unit, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares of common stock, the grantee will have ordinary income, and the Company will be entitled to a corresponding deduction. Restricted stock units may be subject to Section 409A of the Code, and the failure of any restricted stock unit that is subject to Section 409A to comply with Section 409A may result in taxable income to the grantee upon vesting (rather than at such time as the award is paid). Furthermore, an additional 20% penalty tax may be imposed on the grantee under Section 409A of the Code, and certain interest penalties may apply.

Tax Consequences to the Company

Reasonable Compensation. In order for the amounts described above to be deductible by the Company (or its subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Golden Parachute Payments. Our ability (and the ability of one of our subsidiaries) to obtain a deduction for future payments under the EIP could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Compensation of Covered Employees. The ability of the Company (or its subsidiary) to obtain a deduction for amounts paid under the EIP could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1,000,000.

New Plan Benefits

The awards, if any, that will be made to eligible participants under the EIP are subject to the discretion of the board of directors, and thus the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to its executive officers, employees, directors and consultants under the EIP. Therefore, the New Benefits Table is not provided.

Equity Compensation Plan Information

We currently maintain two equity compensation plans under which our equity securities are authorized for issuance: the MIP and the Director Plan. The following table provides information as of April 1, 2021 regarding outstanding awards under the MIP and the Director Plan and securities remaining available for issuance under the MIP and the Director Plan, all of which pertain to our common stock.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a) (1)	(b)	(c) (2)
Equity Compensation Plans Approved by our Security Holders	—	—	—
Equity Compensation Plans Not Approved by Our Security Holders	1,602,684	$21.58	1,600,368

Total	1,602,684	$21.58	1,600,368

(1)

All awards reflected in this column (a) are under the MIP and the Director Plan, which were approved by the bankruptcy court. Such awards include stock options and the maximum number of shares of our common stock subject to outstanding restricted stock units (which include both time-based and performance-based units). Because the number of shares of our common stock to be issued upon settlement of certain restricted stock unit awards is subject to performance-based vesting conditions, the number of shares of our common stock actually issued may be substantially less than the number reflected in column (a). The restricted stock units are not taken into account for purposes of the weighted-average exercise price in column (b).

(2)	All securities reflected in this column (c) are shares of our common stock available under the MIP and the Director Plan.

Vote Required

The approval of the Amplify Energy Corp. Equity Incentive Plan in this Proposal 4 requires the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. Votes cast FOR or AGAINST and abstentions with respect to this Proposal 4 will be counted as shares entitled to vote on the Proposal. A vote to ABSTAIN will have the effect of a vote AGAINST the Proposal.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 4. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

STOCKHOLDER PROPOSALS; IDENTIFICATION OF DIRECTOR CANDIDATES

Any stockholder of the Company who desires to submit a proposal for action at the 2022 Annual Meeting and wishes to have such proposal (a “Rule 14a-8 Proposal”) included in the Company’s proxy materials, must submit such Rule 14a-8 Proposal to the Company at its principal executive offices no later than January 19, 2022 unless the Company notifies the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by the Company and proper for stockholder action (and otherwise proper) will be included in the Company’s proxy materials.

Any stockholder of the Company who desires to submit a proposal for action at the 2022 Annual Meeting, but does not wish to have such proposal (a “Non-Rule 14a-8 Proposal”) included in the Company’s proxy materials, must submit such Non-Rule 14a-8 Proposal to the Company at its principal executive offices so that it is received no earlier than the close of business on January 19, 2022 and no later than the close of business on February 18, 2022, unless the Company notifies the stockholders otherwise. If a Non-Rule 14a-8 Proposal is not received by the Company within a reasonable time, the Company intends to exercise its discretionary voting authority with respect to such Non-Rule 14a-8 Proposal.

“Discretionary voting authority” is the ability to vote proxies that stockholders have executed and submitted to the Company, on matters not specifically reflected in the Company’s proxy materials, and on which stockholders have not had an opportunity to vote by proxy.

It is the responsibility of the Nominating and Governance Committee to identify, evaluate and recommend to the Board nominees for election at the annual meeting of stockholders, as well as to fill vacancies or additions on the Board that may occur between annual meetings. The Nominating and Governance Committee endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal and other challenges that face a U.S. independent oil and gas company; who exhibit sound judgment, intelligence, personal character, and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board duties; and who are likely to be able to serve on the Board for a sustained period.

The Nominating and Governance Committee’s charter requires consideration of the diversity of, and the optimal enhancement of the current mix of talent and experience on, the Board. In that regard, the Nominating and Governance Committee endeavors to achieve an overall balance of diversity of experiences, skills, attributes and viewpoints among our directors. The Nominating and Governance Committee believes it has achieved that balance through the representation on the Board of members having experience in the oil and gas industry, accounting and investment analysis, among other areas. The Nominating and Governance Committee does not discriminate based upon race, religion, sex, national origin, age, disability, citizenship or any other legally protected status.

In identifying potential director candidates, the Nominating and Governance Committee relies on any source available for the identification and recommendation of candidates, including current directors and officers. In addition, the Nominating and Governance Committee from time to time may engage a third-party search firm to identify or evaluate, or assist in identifying or evaluating potential candidates, for which the third-party search firm will be paid a fee.

The Nominating and Governance Committee will also consider any nominee recommended by stockholders for election at the 2022 Annual Meeting if that nomination is submitted in writing, and received no earlier than the close of business on January 19, 2022 and no later than the close of business on February 18, 2022, to Amplify Energy Corp., 500 Dallas Street, Suite 1700, Houston, Texas 77002, Attention: General Counsel. The Company will evaluate director nominees proposed by stockholders on the same basis as recommendations received from any other source. With respect to each such nominee, the following information must be provided to the Company with the written nomination:

•	the nominee’s name, address and other personal information;

•	the number of shares of each class and series of stock of the Company held by such nominee;

•	the nominating stockholder’s name, residential address and telephone number, and business address and telephone number; and

•	all other information required to be disclosed pursuant to our Bylaws and Regulation 14A of the Exchange Act.

Each submission must also include a statement of the qualifications of the nominee, a notarized consent signed by the nominee evidencing a willingness to serve as a director, if elected, and a written representation and agreement that such person (i) is not and will not become a party to any voting agreement or compensation agreement that has not been disclosed to the Company or that could limit or interfere with the nominee’s ability to comply with their fiduciary duties under applicable law and (ii) will comply with all of the Company’s applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

The Company suggests that any such proposal be sent by certified mail, return receipt requested.

ADDITIONAL INFORMATION

Solicitation of Proxies

Solicitation of proxies may be made via the Internet, by mail, personal interview or telephone by officers, directors and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses. In addition, the Company has retained Broadridge to tabulate votes for a fee estimated not to exceed $20,000. The Company will bear all costs of solicitation.

Stockholder List

In accordance with the DGCL, the Company will maintain at its corporate offices in Houston, Texas, a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for ten days before the Annual Meeting.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports and a Notice of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are Amplify stockholders may be “householding” our proxy materials. One annual report, proxy statement and Notice of Internet Availability of Proxy Materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, you may (1) notify your broker, (2) direct your written request to: 500 Dallas Street, Suite 1700, Houston, Texas 77002 or (3) contact our Investor Relations department by telephone at (832) 219-9047. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker if their shares are held in “street name” or the Company if they are the stockholder of record. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report, proxy statement and Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Availability of Annual Reports on Form 10-K

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request, we will provide, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 to any of our stockholders of record, or to any stockholder who owns our common stock listed in the name of a broker, bank or dealer as nominee, at the close of business on March 24, 2021. Any request for a copy of our Annual Report on Form 10-K should be mailed to our Corporate Secretary at 500 Dallas Street, Suite 1700, Houston, TX 77002, or by calling (832) 219-9026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 19, 2021.

You are requested to cast your proxy as instructed in the Notice of Availability whether or not you expect to attend the meeting online. You may request paper copies of the proxy materials free of charge by following the instructions on the Notice of Availability. If you request a paper proxy, please complete, date, and sign the enclosed form of proxy card and return it promptly in the envelope provided. By submitting your proxy promptly, you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. We encourage you to vote via the Internet.

Appendix A

AMPLIFY ENERGY CORP.

EQUITY INCENTIVE PLAN

1.    Purpose.

The purpose of the Amplify Energy Corp. Equity Incentive Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company and its Common Stock. The Plan is intended to advance the interests of the Company and increase stockholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

2.    Definitions. Wherever the following capitalized terms are used in the Plan and/or an Award Agreement (as defined below), they shall have the meanings specified below:

“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

“Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Other Stock-Based Award or cash award granted under the Plan.

“Award Agreement” means a notice or an agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant as provided in Section 14.1 hereof.

“Board” means the Board of Directors of the Company.

“Cause” shall mean, unless otherwise defined in the Award Agreement or Participant Agreement, (i) a Participant’s commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude; (ii) a Participant’s engaging in conduct that constitutes fraud, gross negligence or willful misconduct in connection with his or her employment duties or responsibilities; (iii) a Participant’s contravention, in any material respect, of specific lawful directions related to a material duty or responsibility which is directed to be undertaken from the person to whom such Participant reports; (iv) any acts by a Participant which constitute embezzlement, misappropriation or breach of fiduciary duty resulting or intending to result in such Participant’s personal gain or enrichment at the expense of the Company or its Affiliates; or (v) a Participant’s continued failure to comply with a material policy of the Company or its Affiliates after receiving notice of failure to comply from the person to whom such Participant reports.

“Change of Control” shall have the meaning set forth in Section 12.2 hereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means (i) the Compensation Committee of the Board, (ii) such other committee of the Board appointed by the Board to administer the Plan or (iii) the Board, as determined by the Board.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Company” means Amplify Energy Corp., a Delaware corporation, or any successor thereto.

“Date of Grant” means the date on which an Award under the Plan is granted by the Committee or such later date as the Committee may specify to be the effective date of an Award.

Appendix A-1

“Disability” shall mean, unless otherwise defined in the Award Agreement, the Participant is unable to perform his or her duties for a period of 90 consecutive days as a result of physical or mental impairment or illness or injury at the time of a termination of employment.

“Effective Date” means May 19, 2021.

“Eligible Person” means any (i) person who is an employee of the Company or any of its Affiliates, (ii) each other natural Person who provides services to the Company or any of its Affiliates as a consultant or advisor and who is designated as eligible by the Committee, and (iii) each non-employee director of the Company or any of its Affiliates. An employee on leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Fair Market Value” means, with respect to a share of Common Stock as of a given date of determination hereunder, the closing price as quoted on any national stock exchange or over-the-counter market on which the Common Stock is then traded, or if the Common Stock was not traded on such date, then the immediately preceding date on which sales of shares of Common Stock have been so quoted or reported shall be used. If the Common Stock on such date is not so publicly traded, “Fair Market Value” shall be determined based upon a pre-established formula determined by the Committee or by an independent third-party valuation firm selected by the Committee, and shall be determined in a manner consistent with Section 409A of the Code and the regulations thereunder. In the event that the Common Stock is not publicly traded, Fair Market Value (as determined in accordance with the foregoing sentence) shall be communicated to Participants on a quarterly basis.

“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

“Incumbent Directors” shall have the meaning set forth in Section 12.2(b) hereof.

“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

“Other Stock-Based Awards” shall have the meaning set forth in Section 10 hereof.

“Outstanding Company Voting Securities” shall have the meaning set forth in Section 12.2(a) hereof.

“Participant” means any Eligible Person who holds an outstanding Award under the Plan.

“Participant Agreement” means an employment or other service agreement between a Participant and the Company or any Affiliate that describes the terms and conditions of such Participant’s employment or service with the Company or any Affiliate and is effective as of the date of determination.

“Performance Stock Unit” means a Restricted Stock Unit designated as a Performance Stock Unit under Section 9.1 hereof, to be paid or distributed based on or conditioned upon the attainment of pre-established business and/or individual performance conditions over a specified performance period, as may be determined by the Committee.

“Permitted Holder” means any holder who, directly or indirectly, owns more than 25% of the Outstanding Company Voting Securities as of the Effective Date.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

Appendix A-2

“Plan” means the Amplify Energy Corp. Equity Incentive Plan as set forth herein, effective and as may be amended from time to time as provided herein.

“Prior Plans” means the Amplify Energy Corp. Management Incentive Plan and the Amplify Energy Corp. 2017 Non-Employee Directors Compensation Plan.

“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine, and such other conditions, as are set forth in the Plan and the applicable Award Agreement.

“Restricted Stock Unit” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Service” means a Participant’s employment or service with the Company or any Affiliate.

“Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment representing the excess of the Fair Market Value of a share of Common Stock over the base price per share of the right, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company or any other Affiliate of the Company that is so designated, from time to time, by the Committee, during the period of such affiliated status; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

“Total Shares” shall have the meaning set forth in Section 4.1 hereof.

3.    Administration.

3.1

Committee Members. The Plan shall be administered by the Committee. To the extent required by, or intended to obtain an exemption or benefit under, applicable law or securities exchange rules, the Committee or subcommittee thereof shall be comprised of no fewer than two members of the Board who are appointed by the Board to administer the Plan and who satisfy the requirements for (i) an “independent director” under rules adopted by any national stock exchange on which the Common Stock is then traded, and/or (ii) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, as applicable. Notwithstanding the foregoing, the mere fact that an Award has been granted inconsistent with any of the foregoing provisions of this Section 3.1 shall not invalidate any Award which is otherwise validly made under the Plan. Neither the Company nor any member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

3.2

Committee Authority. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (i) determine the Eligible Persons to whom Awards shall be granted under the Plan, (ii) prescribe the restrictions, terms and conditions of all Awards, (iii) interpret the Plan and terms of the Awards, (iv) adopt rules for

Appendix A-3

the administration, interpretation and application of the Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a Participant’s Service and the termination of such Service for purposes of any Award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any Award thereunder, (vii) make all determinations it deems advisable for the administration of the Plan, (viii) decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan, (ix) subject to the terms of the Plan, amend the terms of an Award in any manner that is not inconsistent with the Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any Award at any time (including, but not limited to, upon a Change of Control or upon termination of Service under certain circumstances, as set forth in the Award Agreement or otherwise), and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are foreign nationals or employed outside of the United States. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or board of directors of an Affiliate or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3

Delegation of Authority. The Committee shall have the right, from time to time, to delegate in writing to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) or such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards granted to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act. The Committee shall also be permitted to delegate, to any appropriate officer, employee or agent of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers, employees or agents in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer, employee or agent for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

4.    Shares Subject to the Plan.

4.1

Number of Shares Reserved. Subject to adjustment as provided in Section 4.4 hereof, the total number of Shares of Common Stock that are reserved for issuance under the Plan shall equal 2,800,368 (the “Total Shares”). The maximum number of shares of Common Stock that may be issued pursuant to Incentive Stock Options is equal to the Total Shares. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares. Shares of Common Stock that are (i) tendered by a Participant or withheld by the Company in payment of the exercise, base or purchase price relating to an Award under the Plan or the Prior Plans, or (ii) tendered by the Participant or withheld by the Company to satisfy any taxes or tax withholding obligations with respect to an Award under the Plan or the Prior Plans, as applicable, will be available for future Awards under the Plan.

4.2

Limitation on Awards to Non-Employee Directors. Notwithstanding anything herein to the contrary, the maximum value of any Awards granted to a non-employee director of the Company in any one calendar year, taken together with any cash fees paid to such non-employed director during such calendar year, in each case, in respect of the non-employee director’s services as a member of the

Appendix A-4

Board during such year, shall not exceed $500,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, however, that, for any calendar year in which a non-employee director (i) first commences service on the Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or chairman of the Board, additional compensation up to $250,000, whether denominated in cash or Awards, may be paid.

4.3

Share Replenishment. To the extent that an Award granted under the Plan or the Prior Plans is canceled, expired, forfeited, settled in cash or otherwise terminated without delivery of the shares of Common Stock or payment of consideration to the Participant under the Plan or the Prior Plans, the shares of Common Stock retained by or returned to the Company will not be deemed to have been delivered under the Plan or the Prior Plans, as applicable, and will be available for future Awards under the Plan.

4.4

Adjustments. If there shall occur any change with respect to the number of outstanding shares of Common Stock by reason of any capital restructuring, recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), the Committee shall, in the manner and to the extent it considers appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made to (i) the maximum number and kind of shares of Common Stock provided in Sections 4.1 hereof, (ii) the number and kind of shares of Common Stock, shares of other classes of the Company’s common stock, securities, units or other rights or property subject to, or issuable in respect of, then outstanding Awards, (iii) the exercise or base price for each share or unit or other right subject to then outstanding Awards, (iv) other value determinations applicable to the Plan and/or outstanding Awards, (v) any dividend equivalent rights associated with outstanding Awards and (vi) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, (a) any such adjustments shall, to the extent necessary, be made in a manner consistent with the requirements of Section 409A of the Code and (b) in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code. Without limitation, any adjustments made pursuant to this Section 4.4 may in the Committee’s sole discretion be made through the granting of dividend equivalent rights to holders of outstanding Awards.

5.    Eligibility and Awards.

5.1

Designation of Participants. Any Eligible Person may be selected by the Committee to receive an Award and become a Participant. The Committee has the authority to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted, the number of shares of Common Stock or units subject to Awards to be granted and the terms and conditions of such Awards consistent with the terms of the Plan. In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate. In making its determination under this Section 5.1, the Committee shall take into account the recommendations of the Company’s Chief Executive Officer.

5.2

Award Agreements. Each Award granted to an Eligible Person shall be represented by an Award Agreement. The terms of all Awards under the Plan will be set forth in individual Award Agreements as described in Section 14.1 hereof.

6.    Stock Options.

6.1

Grant of Stock Options. A Stock Option may be granted to any Eligible Person selected by the Committee, except that an Incentive Stock Option may only be granted to an Eligible Person satisfying the conditions of Section 6.7(a) hereof. Each Stock Option shall be designated on the Date of Grant, in

Appendix A-5

the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option. All Stock Options granted under the Plan to U.S. taxpayers are intended to comply with or be exempt from the requirements of Section 409A of the Code.

6.2	Exercise Price. The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant.

6.3

Vesting of Stock Options. The Committee shall, in its discretion, prescribe in an Award Agreement the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or an Affiliate for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. Except as other determined by the Committee, if the vesting requirements of a Stock Option are not satisfied, the Award shall be forfeited.

6.4

Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised; provided, however, that the maximum term of a Stock Option shall be ten years from the Date of Grant. The Committee may provide that a Stock Option will cease to be exercisable upon or at the end of a specified time period following a termination of Service for any reason as set forth in the Award Agreement or otherwise. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Affiliate, including by reason of voluntary resignation (whether with or without Good Reason), death, Disability, termination for Cause or any other reason. Subject to Section 409A of the Code and the provisions of this Section 6, the Committee may extend at any time the period in which a Stock Option may be exercised.

6.5

Stock Option Exercise; Tax Withholding. Subject to such terms and conditions as specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price and applicable withholding tax. Payment of the exercise price may be made: (i) in cash or by cash equivalent acceptable to the Committee, or (ii) to the extent permitted by the Committee in its sole discretion in an Award Agreement or otherwise (A) in shares of Common Stock valued at the Fair Market Value of such shares on the date of exercise, (B) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (C) by reducing the number of shares of Common Stock otherwise deliverable upon the exercise of the Stock Option by the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price, (D) by a combination of the methods described above or (E) by such other method as may be approved by the Committee and set forth in the Award Agreement. In accordance with Section 14.10 hereof, and in addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

6.6

Limited Transferability of Nonqualified Stock Options. All Stock Options shall be nontransferable except (i) upon the Participant’s death, in accordance with Section 14.2 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act), or as otherwise permitted by the Committee, in each case as may be approved by the Committee in its discretion at the time of proposed transfer. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 14.2 hereof.

Appendix A-6

6.7	Additional Rules for Incentive Stock Options.

(a)    Eligibility. An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation Section 1.421-1(h) with respect to the Company or any Affiliate that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.

(b)    Annual Limits. No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Affiliate or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Stock Options into account in the order in which granted. Any Stock Option grant that exceeds such limit shall be treated as a non-qualified stock option.

(c)    Additional Limitations. In the case of any Incentive Stock Option granted to an Eligible Person who owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate, the exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Date of Grant and the maximum term shall be five years.

(d)    Termination of Service. An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than (i) three months following termination of Service of the Participant with the Company and all Affiliates (other than as set forth in clause (ii) of this Section 6.7(d)) or (ii) one year following termination of Service of the Participant with the Company and all Affiliates due to death or permanent and total disability within the meaning of Section 22(e)(3) of the Code, in each case as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(e)    Other Terms and Conditions; Nontransferability. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. A Stock Option that is granted as an Incentive Stock Option shall, to the extent it fails to qualify as an “incentive stock option” under the Code, be treated as a Nonqualified Stock Option. An Incentive Stock Option shall by its terms be nontransferable other than in accordance with Section 14.2 hereof, and shall be exercisable during the lifetime of a Participant only by such Participant.

(f)    Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

6.8

Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 4.4 hereof, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall (i) cancel a Stock Option when the exercise price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award (other than in connection with a Change of Control) or cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan, or (ii) approve any modification to such a Stock Option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by any national stock exchange on which the Common Stock is then traded.

Appendix A-7

6.9

Dividend Equivalent Rights. Dividends shall not be paid with respect to Stock Options. Dividend equivalent rights shall be granted with respect to the shares of Common Stock subject to Stock Options to the extent permitted by the Committee and set forth in the Award Agreement.

6.10

No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares underlying a Stock Option until such time as shares or Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

7.    Stock Appreciation Rights.

7.1

Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock Appreciation Rights shall be nontransferable, except as provided in Section 14.2 hereof. All Stock Appreciation Rights granted under the Plan to U.S. taxpayers are intended to comply with or otherwise be exempt from the requirements of Section 409A of the Code.

7.2

Stand-Alone and Tandem Stock Appreciation Rights. A Stock Appreciation Right may be granted without any related Stock Option, or may be granted in tandem with a Stock Option, either on the Date of Grant or at any time thereafter during the term of the Stock Option. The Committee shall in its discretion provide in an Award Agreement the time or times at which or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or an Affiliate for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. Except as other determined by the Committee, if the vesting requirements of a Stock Appreciation Right are not satisfied, the Award shall be forfeited. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee; provided, however, that the maximum term of a Stock Appreciation Right shall be ten years from the Date of Grant. The Committee may provide that a Stock Appreciation Right will cease to be exercisable upon or at the end of a period following a termination of Service for any reason. The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its discretion; provided, however, that the base price per share of any such stand-alone Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant.

7.3

Payment of Stock Appreciation Rights. A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.

7.4

Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 4.4 hereof, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall (i) cancel a Stock Appreciation Right when the base price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award (other than in connection with a Change of Control) or cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan, or (ii) approve any modification to such Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by any national stock exchange on which the Common Stock is then traded.

Appendix A-8

7.5

Dividend Equivalent Rights. Dividends shall not be paid with respect to Stock Appreciation Rights. Dividend equivalent rights shall be granted with respect to the shares of Common Stock subject to Stock Appreciation Rights to the extent permitted by the Committee and set forth in the Award Agreement.

8.    Restricted Stock Awards.

8.1

Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

8.2

Vesting Requirements. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or an Affiliate for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. Except as other determined by the Committee, if the vesting requirements of a Restricted Stock Award shall not be satisfied or, if applicable, the performance goal(s) with respect to such Restricted Stock Award are not attained, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

8.3

Transfer Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or made subject to any encumbrance, pledge or charge until all applicable restrictions are removed or have expired, except as provided in Section 14.2 hereof. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Committee may require in an Award Agreement that certificates (if any) representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates (if any) representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4

Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a stockholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends and distributions, if dividends are declared during the period that an equity Award is outstanding, such dividends (or distributions) shall either (i) not be paid or credited with respect to such Award, or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld. Notwithstanding anything in this Section 8.4 to the contrary, dividends and other distributions made with respect to a Restricted Stock Award that is subject to performance-based vesting shall not be paid until, and only to the extent that, the Award vests.

8.5

Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9.    Restricted Stock Units.

9.1	Grant of Restricted Stock Units. A Restricted Stock Unit may be granted to any Eligible Person selected by the Committee. The value of each Restricted Stock Unit is equal to the Fair Market Value

Appendix A-9

of a share of Common Stock on the applicable date or time period of determination, as specified by the Committee. Restricted Stock Units shall be subject to such restrictions and conditions as the Committee shall determine. In addition, a Restricted Stock Unit may be designated as a “Performance Stock Unit,” the vesting requirements of which may be based, in whole or in part, on the attainment of pre-established business and/or individual performance goal(s) over a specified performance period, or otherwise, as approved by the Committee in its discretion. Restricted Stock Units shall be non-transferable, except as provided in Section 14.2 hereof.

9.2

Vesting of Restricted Stock Units. The Committee shall, in its discretion, determine any vesting requirements with respect to Restricted Stock Units, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit may be based on the continued Service of the Participant with the Company or an Affiliate for a specified time period (or periods) and/or on such other terms and conditions as approved by the Committee (including performance goal(s)) and/or on such other terms and conditions as approved by the Committee in its discretion. Except as other determined by the Committee, if the vesting requirements of a Restricted Stock Unit Award are not satisfied, the Award shall be forfeited.

9.3

Payment of Restricted Stock Units. Restricted Stock Units shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in shares of Common Stock or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a Restricted Stock Unit shall be made based upon the Fair Market Value of a share of Common Stock, determined on such date or over such time period as determined by the Committee.

9.4

Dividend Equivalent Rights. Restricted Stock Units may be granted together with dividend equivalent rights with respect to the shares of Common Stock subject to the Award, which dividend equivalent rights may be accumulated and may be deemed reinvested in additional Restricted Stock Units or may be accumulated in cash, as set forth in the Award Agreement or as determined by the Committee in its discretion. Any payments made pursuant to dividend equivalent rights shall either (i) not be paid or credited with respect to such Restricted Stock Units, or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as such Restricted Stock Units, and shall only be paid at the time or times such vesting requirement(s) are satisfied. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any dividend equivalent rights. Notwithstanding anything in this Section 9.4 to the contrary, dividends and other distributions made with respect to a Restricted Stock Unit that is subject to performance-based vesting shall not be paid until, and only to the extent that, the Award vests. Dividend equivalent rights may be subject to forfeiture under the same conditions as apply to the underlying Restricted Stock Units.

9.5

No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares subject to a Restricted Stock Unit until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

10.    Other Stock-Based Awards.

10.1

General. The Committee, in its sole discretion, may grant Awards that are valued, in or whole or in part, by reference to, or are otherwise based on the Fair Market Value of shares of Common Stock (“Other Stock-Based Awards”), including, without limitation, unrestricted shares, deferred shares, phantom shares or units, and dividend equivalent rights. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more shares of Common Stock (or the equivalent cash value thereof) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. The Committee may also grant Common Stock as a bonus

Appendix A-10

(whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based awards will be made, the number of shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, whether such Other Stock-Based Awards shall be settled in cash, shares or a combination of cash and shares, and all other terms and conditions of such Awards not inconsistent with the terms of the Plan.

11.    Cash Awards.

11.1

General. The Committee, in its sole discretion, may grant cash awards, on a free-standing basis or as an element of, a supplement to, or in lieu of any other Award under the Plan to Eligible Persons in such amounts and subject to such other terms as the Committee determines to be appropriate.

12.    Change of Control.

12.1

Effect on Awards. Upon the occurrence of a Change of Control, unless otherwise provided in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including, without limitation, the following (or any combination thereof): (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for outstanding Awards (with appropriate adjustments to the type of consideration payable upon settlement of the Awards); (c) acceleration of exercisability, vesting and/or payment under outstanding Awards immediately prior to the occurrence of such event or upon a termination of Service following such event; and (d) if all or substantially all of the Company’s outstanding shares of Common Stock are transferred in exchange for cash, shares or other property or consideration in connection with such Change of Control: (i) upon written notice, provide that any outstanding Stock Options and Stock Appreciation Rights are exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Stock Options and Stock Appreciation Rights shall terminate to the extent not so exercised within the relevant period; and (ii) cancel all or any portion of outstanding Awards for fair value (in the form of cash, shares of Common Stock, other property or any combination thereof) as determined in the sole discretion of the Committee; provided, however, that, in the case of Stock Options and Stock Appreciation Rights, the fair value may equal the excess, if any, of the value or amount of the consideration to be paid in the Change of Control transaction to holders of shares of Common Stock (or, if no such consideration is paid, Fair Market Value of the shares of Common Stock) over the aggregate exercise or base price, as applicable, with respect to such Awards or portion thereof being canceled, or if no such excess, zero; provided, further, that if any payments or other consideration are deferred and/or contingent as a result of escrows, earnouts, holdbacks or any other contingencies, payments under this provision may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of Shares in connection with the Change of Control.

12.2	Definition of Change of Control. Unless otherwise defined in an Award Agreement, “Change of Control” shall mean the occurrence of one or more of the following events after the Effective Date:

(a)    Any Person becomes the Beneficial Owner (as ascribed to such term in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50 % of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”), including by way of merger, consolidation or otherwise, other than pursuant to a

Appendix A-11

transaction described under Section 12.2(c) below that does not constitute Change of Control under such Section 12.2(c); provided, however, that for purposes of this definition, the following acquisitions shall not be taken into account in determining whether a Change of Control has occurred: (i) any acquisition of voting securities of the Company directly from the Company; (ii) any acquisition by the Company or any of its Affiliates of Outstanding Company Voting Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company or any of its Affiliates; or (iii) any acquisition of Outstanding Company Voting Securities by a Permitted Holder.

(b)    The following individuals (the “Incumbent Directors”) cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent or proxy solicitation, relating to the election of directors of the Company by or on behalf of a Person other than the Board) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.

(c)    Consummation of a reorganization, recapitalization, merger or consolidation involving the Company, unless, following such transaction: (i) any individuals and entities that were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such transaction are the Beneficial Owners, directly or indirectly, of more than 50% of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the transaction (“successor entity”) in substantially the same relative proportions as their ownership immediately prior to such transaction; (ii) no Person (excluding any successor entity or any employee benefit plan or related trust of the Company, such successor entity or any of their Subsidiaries) is the Beneficial Owner, directly or indirectly, of more than 30% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the successor entity, except to the extent that such ownership existed prior to any such transaction; and (iii) at least a majority of the members of the board of directors (or comparable governing body) of the successor entity were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement or of the action of the Board providing for such transaction.

(d)    The sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person.

Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the Code with respect to the payment of “nonqualified deferred compensation,” “Change of Control” shall be limited to a “change in control event” as defined under Section 409A of the Code. For clarity, the consummation of the transactions contemplated by the Plan of Reorganization shall not constitute a Change of Control.

13.    Forfeiture Events.

13.1

General. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of Service for Cause; violation of Company policies; breach of noncompetition, non-solicitation, confidentiality or other restrictive covenants that may apply to the Participant; or other conduct by the Participant that is detrimental to the business or reputation of the Company.

13.2

Termination for Cause. Unless otherwise provided by the Committee and set forth in an Award Agreement, if (i) a Participant’s Service with the Company or any Affiliate shall be terminated for Cause or (ii) after termination of Service for any other reason, the Committee determines in its

Appendix A-12

reasonable discretion that after termination, the Participant engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Affiliate, such Participant’s rights, payments and benefits with respect to an Award shall be subject to cancellation, forfeiture and/or recoupment. The Company shall have the power to determine whether the Participant has been terminated for Cause, the date upon which such termination for Cause occurs and whether the Participant engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Affiliate. Any such determination shall be final, conclusive and binding upon all Persons. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s Service for Cause or violates any continuing obligation or duty of the Participant in respect of the Company or any Affiliate, the Company may suspend the Participant’s rights to exercise any Stock Option or Stock Appreciation Right, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act or omission could constitute the basis for a termination for Cause as provided in this Section 13.2.

14.    General Provisions.

14.1

Award Agreement. An Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock subject to the Award, the exercise price, base price or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement also may set forth the effect on an Award of (i) a Change of Control and/or (ii) a termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and also may set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time. In the event of any conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall supersede and control.

14.2

No Assignment or Transfer; Beneficiaries. Except as provided in Section 6.6 hereof or as otherwise determined by the Committee, Awards under the Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, in the event of the death of a Participant, except as otherwise provided by the Committee in an Award Agreement, an outstanding Award may be exercised by or shall become payable to the legatee or legatees of such Award designated under the Participant’s last will or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution. The Committee may provide in the terms of an Award Agreement or in any other manner prescribed by the Committee that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death.

14.3

Deferrals of Payment. The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award; provided, however, that such discretion shall not apply in the case of a Stock Option or Stock Appreciation Right. In this regard, the Committee’s determination under the Plan need not be uniform and may be made by the Committee selectively among the Participants and

Appendix A-13

Eligible Persons. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

14.4

No Right to Employment or Continued Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or any Participant any right to continue in the Service of the Company or any of its Affiliates or interfere in any way with the right of the Company or any of its Affiliates to terminate the Service of an Eligible Person or a Participant for any reason or no reason at any time.

14.5

Conditions and Restrictions on Shares of Common Stock. Upon delivery of shares of Common Stock pursuant to the Plan, if the shares of Common Stock are not listed on any national stock exchange, then the Committee may impose such other conditions or restrictions on any shares of Common Stock received in connection with an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, requirements that the Participant: (a) become a signatory to the Company’s then-existing stockholders’ agreement, if applicable; (b) hold the shares received for a specified period of time; or (c) represent and warrant in writing that the Participant is acquiring the shares for investment and without any present intention to sell or distribute such shares. The certificates for shares of Common Stock may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such shares.

14.6

Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.4 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights. The Committee may determine in its discretion the manner of delivery of Common Stock to be issued under the Plan, which may be by delivery of stock certificates, electronic account entry into new or existing accounts or any other means as the Committee, in its discretion, deems appropriate. The Committee may require that the stock certificates (if any) be held in escrow by the Company for any shares of Common Stock or cause the shares to be legended in order to comply with the securities laws or other applicable restrictions, or, should the shares of Common Stock be represented by book or electronic account entry rather than a certificate, the Committee may take such steps to restrict transfer of the shares of Common Stock as the Committee considers necessary or advisable.

14.7	Section 409A Compliance.

(a)    To the extent applicable, it is intended that the Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. In the event that any (i) provision of the Plan or an Award Agreement, (ii) Award, payment, transaction or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements.

(b)    No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Agreement upon a termination of Service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with

Appendix A-14

Section 409A of the Code. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of Service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six months plus one day following the date of the Participant’s termination of Service or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A). In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

14.8

Securities Law Compliance. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares of Common Stock pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action that the Company determines is necessary or advisable to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue-sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired solely for investment purposes and without any current intention to sell or distribute such shares.

14.9

Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any such substitute awards shall not reduce the share reserve except as may otherwise be required under applicable law or the listing requirements of any national stock exchange on which the Common Stock is traded.

14.10

Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be paid or withheld from an Award or an amount paid in satisfaction of an Award. Any required withholdings shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include permitting the Participant to elect to satisfy the withholding obligation by tendering shares of Common Stock to the Company or having the Company withhold a number of shares of Common Stock having a value that does not exceed the maximum statutory tax or as otherwise specified in an Award Agreement, or similar charge required to be paid or withheld.

14.11

Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of shares of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

Appendix A-15

14.12

Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

14.13

Plan Binding on Transferees. The Plan shall be binding upon the Company and its transferees and assigns, and the Participant and the Participant’s executor, administrator and permitted transferees and beneficiaries.

14.14

Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

14.15

Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal or other securities laws.

14.16

No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

14.17

No Guarantees Regarding Tax Treatment. Neither the Company nor the Committee make any guarantees to any person regarding the tax treatment of Awards or payments made under the Plan. Neither the Company nor the Committee has any obligation to take any action to prevent the assessment of any tax on any person with respect to any Award under Section 409A of the Code, Section 4999 of the Code or otherwise, and neither the Company nor the Committee shall have any liability to a person with respect thereto.

14.18

Data Protection. By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company, its Subsidiaries and any third-party administrators of any data of a professional or personal nature for the purpose of administering the Plan.

14.19

Company Clawback Policy. Any award granted pursuant to this Plan shall be subject to (a) any “clawback” or recoupment policy adopted by the Company or any Affiliate thereof to comply with the requirements of any applicable laws, rules or regulations, including pursuant to final rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, or otherwise, or (b) any applicable laws which impose mandatory recoupment, under circumstances set forth in such applicable laws, including the Sarbanes-Oxley Act of 2002.

15.    Term; Amendment and Termination; Stockholder Approval; Arbitration.

15.1

Term. The Plan shall be effective on the Effective Date. On and after the Effective Date, no awards will be granted under the Prior Plans provided, that outstanding awards granted under the Prior Plans will continue unaffected following the Effective Date and shall remain subject to the terms and conditions of the Prior Plans. Subject to Section 15.2 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

15.2	Amendment and Termination. The Board may from time to time and in any respect, amend, modify, suspend or terminate the Plan; provided, however, that no amendment, modification, suspension or

Appendix A-16

termination of the Plan shall materially and adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award. The Board may seek the approval of any amendment, modification, suspension or termination by the Company’s stockholders to the extent it deems necessary in its discretion for purposes of compliance with Section 422 of the Code or for any other purpose, and shall seek such approval to the extent it deems necessary in its discretion to comply with applicable law or listing requirements of any national stock exchange on which the Common Stock is traded. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable in its discretion to comply with or to take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations.

Appendix A-17

AMPLIFY ENERGY CORP.

500 DALLAS STREET, SUITE 1700

HOUSTON, TEXAS 77002

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY PHONE - 1-800-690-6903

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Amplify Energy Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE VIRTUALLY AT THE MEETING

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D49346-P51720	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

AMPLIFY ENERGY CORP.
The Board of Directors recommends a vote “FOR” each nominee listed in Proposal 1 and “FOR” Proposals 2, 3 and 4.
1. Election of Directors

Nominees:	For	Against	Abstain		For	Against	Abstain

1a. Patrice Douglas	☐	☐	☐	2. Ratification of Appointment of Deloitte & Touche LLP as Independent Auditor.	☐	☐	☐

1b. Christopher W. Hamm	☐	☐	☐	3. To approve, by a non-binding vote, the compensation of our named executive officers.	☐	☐	☐

1c. Randal T. Klein	☐	☐	☐	4. To approve the Amplify Energy Corp. Equity Incentive Plan.	☐	☐	☐
1d. Evan S. Lederman	☐	☐	☐

1e. David H. Proman	☐	☐	☐

1f. Todd R. Snyder 1g. Martyn Willsher	☐ ☐	☐ ☐	☐ ☐	The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted “FOR” the nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4.

If any other matters come properly before the meeting, the person named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Each signatory to this proxy acknowledges receipt from Amplify Energy Corp., prior to execution of this proxy, of a notice of Annual Meeting of Stockholders and a proxy statement dated April 7, 2021.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting and Proxy Statement, along with our 2020 Annual Report on Form 10-K,

are available free of charge at http://www.proxyvote.com.

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D49347-P51720

AMPLIFY ENERGY CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

May 19, 2021

The undersigned hereby appoint(s) Martyn Willsher and Eric M. Willis, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Amplify Energy Corp. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Houston time, on May 19, 2021, which will be held virtually at www.virtualshareholdermeeting.com/AMPY2021, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE